WASATCH FUNDS TRUST

Supplement dated April 23, 2013 to the

Prospectus dated January 31, 2013

Investor Class

Equity Funds

Wasatch Core Growth Fund® (WGROX)

Wasatch Emerging India Fund™ (WAINX)

Wasatch Emerging Markets Select Fund™ (WAESX)

Wasatch Emerging Markets Small Cap Fund™ (WAEMX)

Wasatch Frontier Emerging Small Countries Fund™ (WAFMX)

Wasatch Global Opportunities Fund™ (WAGOX)

Wasatch Heritage Growth Fund® (WAHGX)

Wasatch International Growth Fund® (WAIGX)

Wasatch International Opportunities Fund® (WAIOX)

Wasatch Large Cap Value Fund™ (FMIEX)

Wasatch Long/Short Fund™ (FMLSX)

Wasatch Micro Cap Fund® (WMICX)

Wasatch Micro Cap Value Fund® (WAMVX)

Wasatch Small Cap Growth Fund® (WAAEX)

Wasatch Small Cap Value Fund® (WMCVX)

Wasatch Strategic Income Fund® (WASIX)

Wasatch Ultra Growth Fund® (WAMCX)

Wasatch World Innovators Fund™ (WAGTX)

Bond Funds

Wasatch–1st Source Income Fund™ (FMEQX)

Wasatch-Hoisington U.S. Treasury Fund® (WHOSX)

This Supplement updates certain information contained in the Wasatch Funds Prospectus for Investor Class shares dated January 31, 2013. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.WasatchFunds.com or calling us at 800.551.1700.

Effective immediately, the first paragraph under the heading “Additional Information about the Funds-Cash/Temporary Defensive Positions” of the Prospectus on page 89 is deleted and replaced in its entirety with the following:

The Equity Funds and Income Fund may, from time to time, take temporary defensive positions that are inconsistent with the Equity Funds’ and Income Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. The Equity Funds and Income Fund may not achieve their respective investment objectives during a period it takes defensive positions.

Effective immediately, the fourth paragraph under the heading “Management-Management Fees and Expense Limitations” of the Prospectus on page 90 is deleted and replaced in its entirety with the following:

The Advisor has contractually agreed to limit the expenses for the Investor Class shares of each Fund (except the Investor Class shares of the Long/Short Fund, Income Fund and World Innovators Fund) at least through January 31, 2014, to a certain percentage of average net assets computed on a daily basis, and for the Investor Class shares of the World Innovators Fund at least through January 31, 2015, to a certain percentage of average net assets computed on a daily basis subject to the following: the Advisor will pay all expenses, excluding dividend expense on short sales/interest expense, interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. Acquired Fund Fees and Expenses are also excluded from the contractual fee limitation. Expense limits are shown in the following chart. The Advisor may rescind these contractual limitations on expenses any time after January 31, 2014 for each Fund (except the World Innovators Fund) and any time after January 31, 2015 for the World Innovators Fund.

Effective immediately, the section entitled “Contact SEC” on the Back Cover Page is deleted and replaced in its entirety with the following:

CONTACT SEC

You can go to the EDGAR database on the SEC’s website (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WASATCH FUNDS TRUST

Supplement dated April 23, 2013 to the

Prospectus dated January 31, 2013

Investor Class

Equity Funds

Wasatch Core Growth Fund® (WGROX)

Wasatch Emerging India Fund™ (WAINX)

Wasatch Emerging Markets Select Fund™ (WAESX)

Wasatch Emerging Markets Small Cap Fund™ (WAEMX)

Wasatch Frontier Emerging Small Countries Fund™ (WAFMX)

Wasatch Global Opportunities Fund™ (WAGOX)

Wasatch Heritage Growth Fund® (WAHGX)

Wasatch International Growth Fund® (WAIGX)

Wasatch International Opportunities Fund® (WAIOX)

Wasatch Large Cap Value Fund™ (FMIEX)

Wasatch Long/Short Fund™ (FMLSX)

Wasatch Micro Cap Fund® (WMICX)

Wasatch Micro Cap Value Fund® (WAMVX)

Wasatch Small Cap Growth Fund® (WAAEX)

Wasatch Small Cap Value Fund® (WMCVX)

Wasatch Strategic Income Fund® (WASIX)

Wasatch Ultra Growth Fund® (WAMCX)

Wasatch World Innovators Fund™ (WAGTX)

Bond Funds

Wasatch–1st Source Income Fund™ (FMEQX)

Wasatch-Hoisington U.S. Treasury Fund® (WHOSX)

This Supplement updates certain information contained in the Wasatch Funds Prospectus for Investor Class shares dated January 31, 2013. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.WasatchFunds.com or calling us at 800.551.1700.

Wasatch World Innovators Fund (the “Fund”)

Effective immediately, the Annual Fund Operating Expenses table under the heading “Fees and Expenses of the Fund” in the Summary section of the Prospectus for the Fund on page 74 is deleted and replaced in its entirety with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management Fee	1.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.35%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses[2]	1.87%

1 The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2 The Advisor has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% of average net assets until at least January 31, 2015 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). Acquired Fund Fees and Expenses are not included in the expense limitation. The Advisor may rescind the contractual limitation on expenses at any time after its expiration date. There were no reimbursements for the Investor Class shares of the Fund during 2012.

Effective immediately, the fourth sentence under the heading “Fees and Expenses of the Fund-Example” in the Summary section of the Prospectus for the Fund on page 74 is deleted.

Effective July 23, 2013, the second and third paragraphs under the heading “Principal Strategies” in the Summary section of the Prospectus for the Fund on page 75 are deleted and replaced in their entirety with the following:

Modern innovative companies have global business models that are less dependent upon their place of domicile, their headquarters’ location, or the exchange on which they are listed. Under normal market conditions the Fund will typically be invested in at least three developed countries, including the U.S. The Fund may invest in securities issued by companies domiciled in emerging and frontier markets without limitation.

Under normal market conditions, we expect a significant portion of the Fund’s assets will be invested in securities of companies that have significant non-U.S. economic risk exposure. We will consider a company to have significant non-U.S. economic risk exposure if, at the time of purchase, it has at least 50% of its assets outside the U.S., or if at least 50% of its revenues or profits are from goods produced or sold, investments made, or services performed outside the U.S.

We will use a process of “bottom up” fundamental analysis to invest in companies of any size. However, because innovative companies are rapidly evolving, we expect to invest a significant portion of the Fund’s assets in early stage companies and small to mid-size companies with market capitalization of less than U.S. $5 billion at the time of purchase.

Effective immediately, the heading “Principal Risks” in the Summary section of the Prospectus for the Fund on page 75 is hereby supplemented with the following:

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Financials sector risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. Industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industrials sector risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. Industries in the industrial segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.

Consumer discretionary sector risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

Effective immediately, the following information is hereby added under the bar chart table under the heading “Historical Performance” in the Summary section of the Prospectus for the Fund on page 76: “Year-to-date return through 3/31/13 was 8.42%.”

Effective immediately, the second paragraph under the Average Annual Total Returns table under the heading “Historical Performance” in the Summary section of the Prospectus for the Fund on page 76 is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

2

WASATCH FUNDS TRUST

Supplement dated April 23, 2013 to the

Prospectus dated January 31, 2013

Insititutional Class

Equity Funds

Wasatch Core Growth Fund®-Institutional Class shares (WIGRX)

Wasatch Emerging Markets Select Fund™-Institutional Class shares (WIESX)

Wasatch Large Cap Value Fund®-Institutional Class shares (WILCX)

Wasatch Small Cap Value Fund®-Institutional Class shares (WICVX)

This Supplement updates certain information contained in the Wasatch Funds Prospectus for Institutional Class shares dated January 31, 2013. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.WasatchFunds.com or calling us at 800.551.1700.

Effective immediately, the first paragraph under the heading “Additional Information about the Funds-Cash/Temporary Defensive Positions” of the Prospectus on page 17 is deleted and replaced in its entirety with the following:

The Equity Funds may, from time to time, take temporary defensive positions that are inconsistent with an Equity Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. The Equity Funds may not achieve their respective investment objectives during a period it takes defensive positions.

Effective immediately, the section entitled “Contact SEC” on the Back Cover Page is deleted and replaced in its entirety with the following:

CONTACT SEC

You can go to the EDGAR database on the SEC’s website (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

STATEMENT OF ADDITIONAL INFORMATION

WASATCH FUNDS TRUST

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Wasatch Core Growth Fund® - Investor Class (WGROX)

Wasatch Emerging India Fund™ - Investor Class (WAINX)

Wasatch Emerging Markets Select Fund™ - Investor Class (WAESX)

Wasatch Emerging Markets Small Cap Fund® - Investor Class (WAEMX)

Wasatch Frontier Emerging Small Countries Fund™ – Investor Class (WAFMX)

Wasatch Global Opportunities Fund® - Investor Class (WAGOX)

Wasatch Heritage Growth Fund® - Investor Class (WAHGX)

Wasatch International Growth Fund® - Investor Class (WAIGX)

Wasatch International Opportunities Fund® - Investor Class (WAIOX)

Wasatch Large Cap Value Fund® - Investor Class (FMIEX)

Wasatch Long/Short Fund® - Investor Class (FMLSX)

Wasatch Micro Cap Fund® - Investor Class (WMICX)

Wasatch Micro Cap Value Fund® - Investor Class (WAMVX)

Wasatch Small Cap Growth Fund® - Investor Class (WAAEX)

Wasatch Small Cap Value Fund® - Investor Class (WMCVX)

Wasatch Strategic Income Fund® - Investor Class (WASIX),

Wasatch Ultra Growth Fund® - Investor Class (WAMCX)

Wasatch World Innovators Fund® - Investor Class (WAGTX)

Wasatch–1st Source Income Fund® - Investor Class (FMEQX)

Wasatch-Hoisington U.S. Treasury Fund® - Investor Class (WHOSX)

January 31, 2013 as amended and restated April 23, 2013

WASATCH FUNDS TRUST (“Wasatch Funds” or the “Trust”) is an open-end management investment company issuing shares in 20 separate series or “Funds”, all of which are publicly offered and described herein: the Wasatch Core Growth Fund® (the “Core Growth Fund”), Wasatch Emerging India Fund™ (the “Emerging India Fund”), Wasatch Emerging Markets Select Fund™ (the “Emerging Markets Select Fund”), Wasatch Emerging Markets Small Cap Fund™ (the “Emerging Markets Small Cap Fund”), Wasatch Frontier Emerging Small Countries Fund™ (the “Frontier Emerging Small Countries Fund”), Wasatch Global Opportunities Fund™ (the “Global Opportunities Fund”), Wasatch Heritage Growth Fund® (the “Heritage Growth Fund”), Wasatch International Growth Fund® (the “International Growth Fund”), Wasatch International Opportunities Fund® (the “International Opportunities Fund”), Wasatch Large Cap Value Fund™ (the “Large Cap Value Fund”), Wasatch Long/Short Fund™ (the “Long/Short Fund”), Wasatch Micro Cap Fund® (the “Micro Cap Fund”), Wasatch Micro Cap Value Fund® (the “Micro Cap Value Fund”), Wasatch Small Cap Growth Fund® (the “Small Cap Growth Fund”), Wasatch Small Cap Value Fund® (the “Small Cap Value Fund”), Wasatch Strategic Income Fund® (the “Strategic Income Fund”), Wasatch Ultra Growth Fund® (the “Ultra Growth Fund”), Wasatch World Innovators Fund™ (the “World Innovators Fund”), Wasatch–1st Source Income Fund™ (the “Income Fund”) and Wasatch-Hoisington U.S. Treasury Fund® (the “U.S. Treasury Fund”).

This Statement of Additional Information (the “SAI”) relates to the Investor Class shares of the Funds. This is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus for the Investor Class shares of the Funds and should be read in conjunction with the Prospectus. A Prospectus may be obtained by downloading it from Wasatch Funds’ website at www.WasatchFunds.com or without charge by calling 800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The SAI and the related Prospectus are both dated January 31, 2013. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

The audited financial statements for the Funds appear in each Fund’s annual report for its most recent fiscal year. The financial statements from the foregoing annual report are incorporated herein by reference. Shareholders may obtain a copy of the Annual Report dated September 30, 2012 of the Wasatch Funds, without charge, by calling 800.551.1700 or by downloading it from Wasatch Funds’ website at www.WasatchFunds.com.

P.O. Box 2172 Milwaukee, WI 53201-2172 www.WasatchFunds.com

Phone: 800.551.1700

Wasatch Funds are distributed by ALPS Distributors, Inc.

GENERAL INFORMATION AND HISTORY

Wasatch Funds was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998 and reorganized into a Massachusetts business trust on March 31, 2010. The Core Growth Fund, Small Cap Growth Fund and U.S. Treasury Fund commenced operations on December 6, 1986, the Ultra Growth Fund on August 16, 1992, the Micro Cap Fund on June 19, 1995, the Small Cap Value Fund on December 17, 1997, the World Innovators Fund (formerly the Wasatch Global Science & Technology Fund) on December 19, 2000, the International Growth Fund on June 28, 2002, the Micro Cap Value Fund on July 28, 2003, the Heritage Growth Fund on June 18, 2004, the International Opportunities Fund on January 27, 2005, the Strategic Income Fund on February 1, 2006, the Emerging Markets Small Cap Fund on October 1, 2007, the Global Opportunities Fund on November 17, 2008, the Income Fund, the Large Cap Value Fund (formerly Wasatch-1st Source Income Equity Fund) and the Long/Short Fund (formerly Wasatch-1st Source Long/Short Fund) on December 15, 2008, the Emerging India Fund on April 26, 2011, the Frontier Emerging Small Counties Fund on January 31, 2012 and the Emerging Markets Select Fund on December 13, 2012.

The Income Fund, Large Cap Value Fund and Long/Short Fund each commenced operations on December 15, 2008, the date of the acquisition of the assets and liabilities of 1st Source Monogram Income Fund, 1st Source Monogram Income Equity Fund and 1st Source Monogram Long/Short Fund, respectively, (each a “Predecessor Fund” and collectively, the “Predecessor Funds”), each a series of the Coventry Group, a registered investment company. As of the date of the acquisition, all of the holders of issued and outstanding shares of a Predecessor Fund received shares of the applicable Wasatch Fund. With the reorganization, each Fund assumed the financial and performance history of the applicable Predecessor Fund. Effective September 19, 2008, each Predecessor Fund changed its fiscal year end to September 30.

Each Fund is advised by Wasatch Advisors, Inc. (the “Advisor”). The U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company (“Hoisington”). The Income Fund is sub-advised by 1st Source Corporation Investment Advisors, Inc. (“1st Source”). Hoisington and 1st Source are each referred to herein as a “Sub-Advisor” or collectively, the “Sub-Advisors.”

On November 9, 2011, the Trust re-designated the shares of the Funds into the Investor Class shares, and authorized and designated a new Institutional Class of shares in the Funds, effective January 31, 2012. This SAI is for the Investor Class shares of the Funds. Currently, only the Core Growth Fund, the Emerging Markets Select Fund, the Large Cap Value Fund, the Long/Short Fund, and the Small Cap Value Fund offer Institutional Class shares. Institutional Class shares are offered under a different prospectus and SAI. Information about Institutional Class shares is available online at www.WasatchFunds.com, or by calling Wasatch Funds at 800.551.1700.

Open/Closed Status of Funds. The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Heritage Growth Fund, Income Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, U.S. Treasury Fund, and World Innovators Fund are each open to investors.

The Small Cap Growth Fund is closed to most third party intermediaries. Existing shareholders of the Small Cap Growth Fund may continue to purchase additional shares. The Emerging Markets Small Cap Fund is closed to most third party intermediaries and new investors purchasing directly from the Fund. Existing shareholders of the Emerging Markets Small Cap Fund may continue to purchase additional shares. The Small Cap Growth Fund and the Emerging Markets Small Cap Fund will remain open to all retirement plans and certain investment advisers with existing positions.

FUND INVESTMENTS

Wasatch Funds is a registered open-end management investment company currently offering 20 separate Funds. The Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Heritage Growth Fund, Income Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, U.S. Treasury Fund, and World Innovators Fund are each diversified funds.

The Emerging India Fund, Emerging Markets Select Fund, Frontier Emerging Small Countries Fund, and Long/Short Fund are each non-diversified funds, which means that each is permitted to invest its assets in a more limited number of issuers than other diversified investment companies. Each Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify (i) not more than 25% of the total value of each Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by each of the Funds, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of each Fund’s assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) each Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund and World Innovators Fund are each referred to as an equity fund (each, an “Equity Fund,” and collectively, the “Equity Funds”).

The Prospectus has a description concerning the investment objectives and policies of each of the Funds. The investment policies of the Funds, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) without the authorization of the Fund’s shareholders. There can be no assurance that any Fund will achieve its objective or goal.

Fund Names and Investment Policies. The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Large Cap Value Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Treasury Fund have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

INVESTMENT STRATEGIES AND RISKS

Each of the Funds’ principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Funds’ investment strategies and the associated risks. Unless noted, the additional strategies and risks described in this section are non-principal.

Borrowing to Purchase Securities (Leveraging). The Equity Funds and Income Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value (“NAV”) of a Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the NAV of a Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If a Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of a Fund’s securities at a time when it is disadvantageous to do so. The amount a Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Advisor and 1st Source believe there may be times when it may be advantageous to the applicable Funds to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

Convertible Securities. The Equity Funds and Income Fund may invest in convertible securities. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Funds, the Advisor or 1st Source, as applicable, will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

Corporate Bonds. Investing in corporate bonds is a principal strategy for the Income Fund. The Funds may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P”) or other nationally recognized statistical rating organizations (“NRSRO”) or unrated securities deemed by the Advisor or Sub-Advisor, as applicable, to be of comparable quality. These high rated bonds are also known as “investment grade debt securities.” The Equity Funds (other than the Large Cap Value Fund) may also invest in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). Similarly, the Income Fund may also invest up to 10% of its net assets in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). These lower rated bonds are also known as “non-investment grade debt securities” or “junk bonds.” See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

Derivatives. The Equity Funds and Income Fund may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts. A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Equity Funds and Income Fund may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Equity Funds (other than the Large Cap Value Fund and Long/Short Fund) may also use derivatives for non-hedging (speculative) purposes including to enhance a Fund’s returns. An Equity Fund and the Income Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may lose money on derivatives or may not fully benefit on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. A Fund’s ability to benefit from derivatives is largely dependent on the Advisor’s or Sub-Advisor’s ability to use such strategies successfully. For more information about the various types of derivatives, see the sections in this SAI discussing such securities including Futures Contracts; Put and Call Options and Options and Futures Relating to Foreign Currencies.

Futures Contracts. The Equity Funds and the Income Fund may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in a Fund’s portfolio securities, or in securities a Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard a Fund’s portfolio. If the market declines as anticipated, the value of stocks in a Fund’s portfolio would decrease, but the value of a Fund’s futures contracts would increase. The Equity Funds (other than the Long/Short Fund and Large Cap Value Fund) may also use futures contracts to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of a particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by a Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Equity Funds and the Income Fund to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor or applicable Sub-Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than a Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Equity Funds and the Income Fund. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the respective Fund. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss as well as a gain, to an investor.

Options and Futures Relating to Foreign Currencies.  The Equity Funds may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Equity Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Equity Funds may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Equity Funds’ investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Equity Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Equity Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Equity Funds’ investments exactly over time.

Asset Coverage for Futures and Options Positions.  The Equity Funds and the Income Fund will comply with guidelines established by the Securities and Exchange Commission (the “SEC”) with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Equity Funds’ assets could impede portfolio management or the Equity Funds’ ability to meet redemption requests or other current obligations.

Limitations on Futures and Commodity Options Transactions.  The Equity Funds and the Income Fund have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association and are therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Such Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

The Funds’ investments in futures contracts, commodity options and swaps, and the Funds’ policies regarding futures contracts, options and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit. With respect to positions in commodity futures, commodity options contracts or swaps which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission (“CFTC”) rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

The aggregate net notional value of commodity futures, commodity options contracts or swap positions not used solely for bona fide hedging within the meaning of the applicable CFTC Rules and determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the pool’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions the Funds have entered into.

On February 8, 2012, the CFTC adopted certain regulatory changes that will subject a mutual fund to regulation by the CFTC if the fund invests more than a prescribed level of its liquidation value in futures and certain other instruments, or if the fund markets itself as providing investment exposure to such instruments. As a result, the Funds may be subject to CFTC registration requirements, and a Fund’s disclosure and operations would need to comply with all applicable regulations governing commodity pools. The Funds’ Advisor may also be subject to CFTC regulation if a Fund is deemed to be a commodity pool. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions in the future, the Funds would comply with such new restrictions.

Put and Call Options.  The Equity Funds and the Income Fund may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Equity Funds and the Income Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by a Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes for the Equity Funds (other than the Long/Short Fund and the Large Cap Value Fund). For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

Purchasing Put and Call Options.  The Equity Funds and the Income Fund may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

Each Fund will not invest more than 10% of the value of its net assets in purchased options.

Writing Put and Call Options.  The Equity Funds and the Income Fund may write (i.e., sell) put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

The Funds will write only “covered” put and call options.

A call option written by a Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

A put option written by a Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

If options are “covered” by the Fund meeting the asset coverage requirements, the Fund’s economic exposure is not limited as it would be if the options are “covered” as described in paragraphs (a) above.

OTC Options.  The Equity Funds and the Income Fund may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor options to its needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Additional Risks of Options and Futures Contracts.

Market Risk.  Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes.  Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Equity Funds and the Income Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the respective Fund’s options or futures positions will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Equity Funds and Income Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts.  There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the respective Fund to enter into new positions or close out existing positions. In addition, if unable to close a future position, in the event of adverse price movements, a Fund would be required to make daily cash payments in order to maintain its required margin. In such situation, if a Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover options or futures positions could also be impaired.

Exchange-Traded Funds (“ETFs”).  The Equity Funds and the Income Fund may invest in ETFs. ETFs are investment companies, the shares of which are bought and sold on a securities exchange. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. Generally, certain ETFs may represent a portfolio of securities designed to track the composition and/or performance of specific indexes or portfolio of specific indexes, while other ETFs may be actively managed that do not track an index (generally referred to as actively-managed ETFs). The market prices of ETF investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which its shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares.

There are many reasons a Fund would purchase an ETF. For example, a Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests and the investment strategies of the ETF. However, lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have operating expenses, including management fees that increase their costs versus the costs of owning the underlying securities directly. The Funds may purchase ETFs to the extent permitted by the 1940 Act, rules thereunder or as described below, to the extent permitted by exemptive orders granted to the various ETFs by the SEC. (See also the description of “Securities of Other Investment Companies”).

Foreign Currency Transactions.  Investing in foreign currency transactions is a principal strategy for each Equity Fund. The Equity Funds and the Income Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion may involve dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Equity Funds and the Income Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Equity Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Equity Funds and the Income Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor with respect to the Equity Funds and 1st Source with respect to the Income Fund expect to enter into settlement hedges in the normal course of managing the respective Fund’s foreign investments. The Equity Funds and the Income Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor or 1st Source.

The Equity Funds and the Income Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Funds owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Funds could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor’s or 1st Source’s, as applicable, skill in analyzing and predicting currency values. Forward contracts may substantially change the respective Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor or 1st Source anticipates. For example, if a currency’s value rose at a time when the Advisor or 1st Source had hedged the Equity Funds or the Income Fund, respectively, by selling that currency in exchange for U.S. dollars, the Funds would be unable to participate in the currency’s appreciation. If the Advisor or 1st Source hedges currency exposure through proxy hedges, the Funds could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the applicable Fund’s exposure to a foreign currency, and that currency’s value declines, the Funds will realize a loss. There is no assurance that the Advisor’s or 1st Source’s use of forward currency contracts will be advantageous to the Equity Funds or the Income Fund or that it will hedge at an appropriate time. The policies related to foreign currency transactions described in this section are non-fundamental policies of the Equity Funds and the Income Fund.

Foreign Securities.  Investing in foreign securities is a principal strategy for each Equity Fund. The Core Growth Fund, Heritage Growth Fund, Small Cap Growth Fund and Small Cap Value Fund may invest up to 20% of their respective total assets at the time of purchase in securities issued by foreign companies. The Micro Cap Fund, Micro Cap Value Fund and Ultra Growth Fund may invest up to 30% of their respective total assets at the time of purchase in securities issued by foreign companies. The Income Fund, Large Cap Value Fund and Long/Short Fund may invest in securities issued by foreign companies directly or through sponsored and unsponsored American Depositary Receipts or Global Depositary Receipts. For the Core Growth Fund, the Heritage Growth Fund, the Income Fund, the Large Cap Value Fund, the Long/Short Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Micro Cap Fund, the Micro Cap Value Fund and the Ultra Growth Fund, securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, directly or through sponsored and unsponsored American Depositary Receipts or Global Depositary Receipts are not defined as “Foreign Companies” and are not, therefore, subject to the foregoing limitations. Under normal market conditions, the Global Opportunities Fund’s assets (up to 80% under normal market conditions) will be invested outside of the United States. Under normal market conditions, the Advisor expects a significant portion of the World Innovators Fund’s assets will be invested in securities of companies that have significant non-U.S. economic risk exposure. The Advisor will consider a company to have significant non-U.S. economic risk exposure if, at the time of purchase, it has at least 50% of its assets outside the U.S., or if at least 50% of its revenues or profits are from goods produced or sold, investments made, or services performed outside the U.S. The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, International Growth Fund and International Opportunities Fund may invest in securities issued by foreign companies without limitation. For the Global Opportunities Fund, the Emerging India Fund, the Emerging Markets Small Cap Fund, the International Growth Fund, and the International Opportunities Fund, securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, directly or through sponsored and unsponsored American Depositary Receipts or Global Depositary Receipts are not defined as “Foreign Companies.” Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Additional Risks of Foreign Securities.

Foreign Securities Markets.  Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange (“NYSE”). Further, securities of some foreign and, in particular, emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Funds endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers, custodians and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk.  The value of the assets of a Fund, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversion between various currencies.

Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect a Fund’s investments.

Regulatory Risk.  Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Foreign Tax Risk.  The Funds’ income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Funds, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs.  Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Emerging Markets. The Equity Funds may invest in securities issued by companies domiciled in countries with emerging markets. Investing in securities of issuers domiciled in emerging markets entails greater risks than investing in securities of issuers domiciled in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Funds’ investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) inaccurate , incomplete or misleading financial information of companies in which the Funds invest; and (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Many developing countries in which the Funds may invest lack the social, political and economic stability characteristics of the U.S. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in market countries may take the form of (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments within emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the governments to meet, representing a large percentage of total gross domestic product. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future.

Small emerging countries generally have smaller economies or less developed capital markets than traditional emerging market countries, and as a result, the risks of investing in small emerging market countries are magnified.

Share Blocking. In addition, investing in emerging markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

Share blocking may prevent the Funds from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult, with the particular requirements varying widely by country. In certain countries, the block cannot be removed at all.

Share blocking may present operational challenges for the Funds, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “buy in” situations, where, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by the Fund or the transfer agent.

Investments in India.  In addition to the risks incurred in investing in foreign and emerging market, risks associated with investing in India include the following. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the OTC market of India) subject to the conditions specified in Indian guidelines and regulations (the “Guidelines”). FIIs are required to apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to review the professional experience and reputation of the FII and custodian arrangements for Indian securities. Although the Trust is a registered FII, it must still seek renewal of this status periodically. There can be no guarantee that regulatory approval will be granted to continue the Trust’s FII status. FIIs are required to observe certain investment restrictions, including an ownership ceiling on the total issued share capital of any one company of: (1) 10% for an FII in aggregate; and (2) 10% for each sub-account or 5% for sub-accounts registered under the Foreign Companies/Individual category. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of most companies. It is possible that this restriction could be raised or potentially lifted, subject to that company’s approval. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. Please see the section entitled “Matters Related to India.” There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to reach its investment objectives or repatriate its income, gains and initial capital from India.

A high proportion of the shares of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. In addition, further issuances (or the perception that such issuances may occur) of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

The ability of the Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Fund to repatriate its income and capital. Such conditions or modifications may prompt the Board of Trustees to suspend redemptions of the Fund’s shares for an indefinite period. If for any reason the Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Internal Revenue Code.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy. Escalating tensions between India and Pakistan could impact the broader region. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. Recent attacks by terrorists believed to be based in Pakistan against India have further damaged relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect the Fund’s investments.

India has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and the Emerging India Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Stock exchanges in emerging markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again, could affect the market price and liquidity of the securities in which the Emerging India Fund invests. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Emerging India Fund may invest.

Illiquid Securities.  Under SEC rules, an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Funds.

The Board has authorized the Advisor to make liquidity determinations with respect to certain securities, including securities issued in reliance upon Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (“Rule 144A Securities”). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

Each Fund may invest up to 15% of its net assets in illiquid securities including “restricted” securities and private placements for which there is no public market value.

Securities in which a Fund may invest include securities issued by corporations without registration under the 1933 Act, such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Advisor has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. The Income Fund, Large Cap Value Fund and Long/Short Fund will limit their respective investment in Section 4(2) securities to not more than 10% of their respective net assets.

The fair value of these securities will be determined by the Joint Pricing Committee of the Advisor and the Funds with oversight by the Board of Trustees in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Funds may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the prices of illiquid securities may cause the net asset value of a Fund to decline.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33  1/3% of the value of a Fund’s total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive interest and dividends from the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund’s investment in the securities which are the subject of the loan. The Funds will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

Money Market Instruments.  Each Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor or applicable Sub-Advisor takes temporary defensive positions, including when the Advisor or applicable Sub-Advisor is unable to locate attractive investment opportunities or when the Advisor or applicable Sub-Advisor considers market, economic or political conditions to be unfavorable for profitable investing. Money market instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. A Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate NRSRO (e.g., S&P’s and Moody’s) in one of the two highest rating categories for short-term debt obligations. The Funds may also invest in commercial paper that is not rated but that is determined by the Advisor or applicable Sub-Advisor to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by a Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the FDIC.

Mortgage-Related Securities.    The Funds may, consistent with their investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The Funds may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Advisor or Sub-Advisor, as applicable, deems to be of comparable quality.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, FNMA and FHLMC were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Municipal Obligations.  The Funds may invest in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the federal alternative minimum tax. The Advisor, the Sub-Advisor or a Fund do not guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. If certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could be taxable. To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Non-Investment Grade Securities.  The Equity Funds (except the Emerging India Fund and Large Cap Value Fund) and Income Fund may invest up to 10% of their total assets in non-investment grade securities subject to the following. The Long/Short Fund may invest without limitation in non-investment grade securities. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by a Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and a Fund’s NAV. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of a Fund’s assets. Unexpected net redemptions may force a Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by a Fund. This may adversely affect the ability of the Joint Pricing Committee of the Advisor or the Funds’ Board of Trustees to accurately value a Fund’s non-investment grade securities and a Fund’s assets and may also adversely affect a Fund’s ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Advisor or applicable Sub-Advisor continuously monitors the issuers of non-investment grade debt securities held by a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. A Fund may be more dependent upon the Advisor’s or applicable Sub-Advisor’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, a Fund may retain a portfolio security whose rating has been changed if the security otherwise meets a Fund’s investment criteria.

Credit Risk.  Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent a Fund purchases or holds convertible or other non-investment grade securities, a Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies seek to measure credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk.  Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of a Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if a Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of a Fund should be expected to have greater volatility in periods of changing market interest rates.

Preferred Stock.  The Equity Funds and the Income Fund may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings, see Appendix A.

Real Estate Securities.  Investing in real estate investment trusts (“REITs”) is a principal strategy for the Strategic Income Fund. The Equity Funds and the Income Fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Equity Funds and the Income Fund will not invest in real estate directly, but only in securities issued by real estate companies. The risks of investing in REITs include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements.  Each Fund may agree to purchase securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements is held either by the Funds’ custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying securities’ collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds’ custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

In addition, the Funds may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor or applicable Sub-Advisor takes temporary defensive positions, including when the Advisor or applicable

Sub-Advisor is unable to locate attractive investment opportunities or when the Advisor or applicable Sub-Advisor considers market, economic or political conditions to be unfavorable for profitable investing.

Reverse Repurchase Agreements.  The Funds may borrow funds by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, each Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Securities of Other Investment Companies.  The Equity Funds and the Income Fund may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act, rules thereunder or any exemptive relief in which a Fund may rely. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Advisor and 1st Source believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

Except as described in the following paragraph, the Funds currently intend to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or a Sub-Advisor or otherwise affiliated with the Advisor or a Sub-Advisor, in excess of the limits discussed above.

With respect to a Fund’s investments in ETFs, pursuant to certain specific exemptive orders issued by the SEC to several ETFs, and procedures approved by the Board, an Equity Fund may invest in certain ETFs in excess of the limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the applicable SEC exemptive orders, each as may be amended, and any other applicable investment limitations.

Short Sales.  The Equity Funds may make short sales of securities. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects a Fund in a declining market.

Short sales are subject to the risk that a Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” a Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” mean that the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when the Advisor finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

An eligible Equity Fund, except the Long/Short Fund, will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets subject to the following. The Long/Short Fund may engage in short sales, as permitted by applicable law and any issuer limits imposed herein or under the 1940 Act. The value of the securities of any one issuer that may be shorted by a Fund is limited to the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account with their custodian. The collateral consists of cash, U.S. Government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Funds will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. A Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

Stripped Obligations.  The Funds may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s per share net asset value.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. A Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor and 1st Source are unaware of any binding legislative, judicial or administrative authority on this issue.

Swap Agreements.  The Equity Funds and the Income Fund may enter into credit default swaps, interest rate swaps and currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. The credit default swap allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A Fund will segregate the notional principal amount to cover the exposure created by the swap.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

A Fund may enter into swaps with members of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Advisor or Sub-Advisor to be creditworthy.

United States Government Securities.  Investing in United States Government securities is a principal strategy for the U.S. Treasury Fund. To the extent consistent with their investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, in September 2008 FNMA and FHLMC were placed into conservatorship overseen by the FHFA. As conservator, FHFA will succeed to the rights, titles, powers and privileges of each company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. Treasury Inflation-Protection Securities (TIPS).  Investing in TIPS is a principal strategy for the U.S. Treasury Fund. The Funds may invest in TIPS. Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index (“CPI”) applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (“TRADES”) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

Variable Amount Master Demand Notes.  The Equity Funds and the Income Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria as set forth above for commercial paper for a Fund. The Advisor or 1st Source will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Securities.  The Equity Funds and the Income Fund may acquire variable and floating rate securities, subject to each Fund’s investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund will be determined by the Advisor or 1st Source, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund’s investment policies. In making such determinations, the Advisor or 1st Source will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and a Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as an illiquid security for purposes of calculation of such Fund’s limitation on investments in illiquid securities, as set forth in a Fund’s investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

Warrants.  The Equity Funds and the Income Fund may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

When-Issued Securities. The Funds may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a “when-issued” basis, a Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, a Fund’s custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of the Advisor or 1st Source to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

When a Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. A Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund’s investment objectives and policies and not for investment leverage.

Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rates for the Funds are set forth in the current Prospectus.

FUND RESTRICTIONS AND POLICIES

The Trust has adopted the following restrictions and policies relating to the investment of assets of the Funds and their activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in a fundamental policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

Each of the Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Heritage Growth Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund and World Innovators Fund may not:

1.	Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.

Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.

Make loans to other persons, except that each Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.)

4.	Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.

Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry except that the Strategic Income Fund will concentrate in securities of issuers in the group of industries in the financial services sector.

6.	Borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction.

7.	Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The Large Cap Value Fund and Long/Short Fund may not:

1.

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations. (This restriction does not apply to the Long/Short Fund).

2.

Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

4.

Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements.

5.

Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

7.

Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The U.S. Treasury Fund may not:

1.	Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.

Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.	Purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

4.	Make short sales of securities.

5.	Make loans to other persons, except that the Fund may lend portfolio securities representing up to one-

third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.)

6.	Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 7 below.

7.

Borrow money, except for temporary purposes. The amount of such borrowing may not exceed 10% of the Fund’s total assets. The Fund will not borrow money for leverage purposes. For the purpose of this restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, the Fund will not make additional investments while its borrowing exceeds 5% of total assets.)

8.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

9.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

10.

As to 75% of the Fund’s total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund’s total assets, taken at market value.

11.

As to 75% of the Fund’s total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities, or more than 10% of any class of securities of such issuer.

The Income Fund may not:

1.

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations.

2.

Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

4.

Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreement.

5.

Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

7.

Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The following restrictions are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder vote.

Each of the Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Heritage Growth Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund and World Innovators Fund, will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest in other investment companies except to the extent permitted by 1940 Act, rules and regulations thereunder and any exemptive relief granted by the SEC pursuant to which the Fund can rely.

3.	Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in the securities of issuers which invest in or sponsor such programs.

5.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out).

6.

Engage in short sales of securities when these transactions would cause the market value of all of a Fund’s securities sold short to exceed 15% of its net assets. This limitation is not subject to short sales against the box.

7.	Purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

The U.S. Treasury Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest more than 10% of its assets in other investment companies.

3.	Invest more than 15% of its assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

5.	Invest more than 5% of its total assets (taken at market value at the time of each investment) in “Special Situations,” i.e., companies in the process of reorganization or buy-out.

The Income Fund will not:

1.

Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, rules thereunder or pursuant to any exemptions therefrom.

2.	Engage in any short sales.

3.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

The Large Cap Value Fund and Long/Short Fund will not:

1.	Invest in other investment companies except to the extent permitted by the 1940 Act, or any rules or regulations thereunder, and any exemptive relief granted by the SEC upon which the Fund can rely.

2.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in securities of issuers which invest in or sponsor such programs.

3.	Invest more than 15% of its net assets at the time of purchase in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

The Large Cap Value Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out).

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus or herein for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

Disclosure of Portfolio Holdings.  The Board of Trustees has adopted the Policies on Releasing Portfolio Securities for the Funds (the “Disclosure Policies”) with respect to disclosure of information about the portfolio holdings of the Funds and the Advisor’s separately managed clients. The Disclosure Policies are intended to ensure compliance by the Advisor and the Funds with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Advisor and the Funds to prevent the selective disclosure of non-public information concerning the Funds. The Board and the Advisor considered each of the circumstances under which the Funds’ portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders, on the one hand, and those of the Advisor and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Advisor and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Funds’ shareholders and those of the Advisor for any waivers and exceptions made of these Disclosure Policies during the preceding quarter and determine if they were made in the best interests of Fund shareholders; (ii) reviewing, at least quarterly, any violation(s) of these Disclosure Policies during the preceding quarter; and (iii) reviewing these procedures from time to time for their continued appropriateness and amend or ratify these Disclosure Policies as it deems necessary. In addition, the Board of Trustees oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of the Funds and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies. The Advisor and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

No compensation or other consideration is received by the Funds, the Advisor or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

General Policy. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided below. As investment advisor, Wasatch Advisors, Inc. knows the portfolio holdings and it and the Fund do not disclose portfolio holdings to any other affiliated party.

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Disclosure of Mutual Fund Holdings on a Lag.  The Funds may publicly disclose all calendar quarter-end mutual fund holdings of all Funds for the most recent calendar quarter, including lists of top ten holdings, after a 30-day delay. No date other than a calendar quarter-end may be used for the most recent calendar quarter. Month-end holdings may be made available for time periods that end prior to the beginning of the most recent calendar quarter. Disclosure to consultant databases, ratings agencies (such as Morningstar and Lipper), financial advisors and shareholder servicing representatives, will be subject to the delays set forth in the foregoing sentence. Shareholders may obtain a complete list of holdings by contacting a Wasatch Funds’ shareholder services representative by calling 800.551.1700 or emailing shareholderservice@WasatchFunds.com. Holdings are provided to Morningstar and Lipper quarterly after a 30 day delay.

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Disclosure to Service Providers.  Nothing contained in the Disclosure Policies is intended to prevent disclosure of portfolio holding information to the Advisor’s and Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as custodians, fund accountants, administrators, independent registered public accounting firm, attorneys, writers (i.e., individuals who review and recommend edits to the Advisor to materials provided to Fund shareholders or the Advisor’s separately managed clients), data research providers (e.g. FactSet), proxy voting services (e.g.RiskMetrics), trading software, and each of their respective affiliates, provided that they are subject to duties of confidentiality imposed by law and/or contract (the “Service Providers”). The Board recognized the legitimate business purposes for the Service Providers to have access to information regarding the Funds’ portfolio holdings in connection with their official duties and responsibilities. As of December 31, 2012, the Funds’ service providers were the Advisor, Hoisington Investment Management Company (subadviser), 1st Source Investment Corporation, Inc. (subadviser), State Street Bank and Trust Company (custodian, fund accountant and administrator), ALPS Distributors, Inc. (distributor), UMB Fund Services, Inc. (transfer agent), PricewaterhouseCoopers LLP (independent registered public accounting firm), Chapman and Cutler LLP (independent counsel) and Rogers Casey (consultant). The frequency of disclosure to and between the Service Providers varies and may be as frequent as daily, with no lag.

¡	Disclosure of Aggregate Portfolio Characteristics. Aggregate portfolio characteristics may be made available without a delay to any requesting party. Nonexclusive examples of aggregate portfolio characteristics about a Fund include (1) the allocation of the Fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund’s portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

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Disclosure of Portfolio Holdings to Certain Analytic Companies.  Certain analytic companies who calculate aggregate portfolio characteristics for consultants or who integrate the holdings into research services for use by the Advisor may receive quarterly holdings information without a delay; provided that (1) the recipient does not distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written non-disclosure (and non-use) agreement. As of December 31, 2012, the Funds’ complete portfolio holdings are disclosed to the following analytic companies as part of ongoing arrangements that serve legitimate business purposes: Segal, Rogers Casey, FactSet, Capital IQ, Covariance Capital Management, and Bloomberg L.P.

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Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading.  The Advisor’s trading or research departments may periodically distribute without a delay lists of applicable investments held by the Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, this disclosure is not considered a waiver of the Disclosure Policies. The frequency of disclosure to broker-dealers for trading and research purposes is determined by the Advisor’s trading and research departments in connection with fulfilling their trading and research duties to the Funds. Such disclosure varies and may be as frequent as daily, with no delay.

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Disclosure of Individual Portfolio Holdings.  Certain research analysts and other senior officers or spokespersons of the Advisor or Funds may disclose or confirm the ownership of any individual portfolio holding position in materials prepared for Fund shareholders (such as “Manager’s Comments”), media interviews, due diligence meetings with management, shareholders, consultants and any party interested in the information; provided that (1) aggregate client position size is not disclosed, (2) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (3) such information does not constitute material non-public information. The Disclosure Policies require that the recipient execute a written non-disclosure agreement in a form and substance acceptable to the Advisor’s compliance department, which includes, at a minimum, an obligation on the recipient to maintain the confidentiality of the portfolio holdings until such time as they have been publicly disclosed. Entities unwilling to execute an acceptable non-disclosure agreement may only receive portfolio holdings information that have otherwise been publicly disclosed in accordance with the Disclosure Policies.

Disclosure as Required by Law.  A Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisor or a Fund as required by applicable laws, rules and regulations must be authorized by a Fund officer or an officer of the Advisor.

Waivers or Exceptions of Disclosure Policies.  The Disclosure Policies may not be waived, or exceptions made, without the consent of the Advisor’s Compliance Department (“Compliance Department”) and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the Compliance Department. All waivers and exceptions will be disclosed to the Board of Trustees and/or Audit Committee at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver (the

“Recipient”), and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders and the Advisor’s separate account clients, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Recipient varies and may be as frequent as daily, with no delay.

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Four of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. One Interested Trustee has been appointed by the elected Independent Trustees to serve until his successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1]and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees
James U. Jensen, J.D., MBA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 68	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	20	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) since December 2007; Trustee, Northern Lights Fund Trust III (4 portfolios) since 2012.
William R. Swinyard, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 72	Trustee and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Trustee since 1986	Retired Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University, from 1978 to 2007.	20	None
D. James Croft, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 70	Trustee and Chairman of the Governance & Nominating Committee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	20	None

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1]and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Miriam M. Allison[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 65	Trustee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	20	Director, Northwestern Mutual Series Fund, Inc. (28 portfolios) since 2006.
Heikki Rinne[4] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 60	Trustee	Indefinite Served as Trustee since 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) since 2002	20	Director, Touchfon International, through 2009; Director, Infosto Group, through 2009.
Interested Trustee
Samuel S. Stewart, Jr.[5], Ph.D. CFA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 70	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	20	None
1.

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

2.

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

3.	Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. Ms. Allison no longer owns such shares.
4.	Effective as of October 1, 2012, Mr. Rinne was appointed as Trustee of the Trust.
5.	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers
Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 43	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006.
Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 45	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.
Cindy B. Firestone CPA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 55	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
David Corbett 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 40	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Leadership Structure and the Board of Trustees.  The Board of Trustees oversees the operations and management of the Funds, including the duties performed for the Funds by the Investment Advisor and other service providers. The Board is currently composed of six Trustees, including five Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act. Like all mutual funds, the day-to-day responsibility for the management and operation of the Funds is the responsibility of various service providers to the Fund, such as the Funds’ Advisor, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust, on behalf of the Funds, and its service providers, including the agreements with the Advisor, distributor, administrator, custodian and transfer agent. The Board has appointed various officers of the Trust who also report to the Board on the Funds’ day-to-day operations. In conducting this oversight responsibility, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed the Chief Compliance Officer (“CCO”), who administers the Trust’s compliance program and regularly reports to the Board on compliance matters. These reports generally are provided as part of the formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. In addition to these regularly scheduled meetings, the Board may also hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting. In addition, in conjunction with regularly scheduled Board meetings and committee meetings, the Independent Trustees (who also comprise the Audit Committee) meet in executive session periodically (but at least annually), and separately, with Trust officers, with personnel of the Service Providers, and with the Trust’s CCO. The Independent Trustees also meet in executive session among themselves and periodically with independent legal counsel. The Trustees also meet informally, generally quarterly, with management of the Advisor to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s or Funds’ investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. In an effort to enhance the independence of the Board, the Board has a Chairman that is an independent Trustee. The Board recognizes that the chairman can perform an important role in setting the Board agenda, establishing the boardroom culture, serving as a point person on behalf of the Board with fund management, facilitating communications among Trustees and with Service Providers, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board also recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Currently, Mr. James U. Jensen serves as the independent Chairman of the Board. Under the Trust’s By-laws, the Chairman (or, if the Chairman is unable to attend any such meeting, the Chairman’s designee) shall preside at all meetings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through its committees, the Audit Committee and the Governance and Nominating Committee (the “Nominating Committee”), standing committees that it has established which report back to the Board. The Audit Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Messrs. Jensen, Swinyard, Croft and Rinne and Ms. Allison are each members of the Audit Committee with Mr. Swinyard serving as Chair. Under the charter, the primary purposes of the Audit Committee include to oversee the Funds’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Funds’ accounting, administration, transfer agency and custody service providers; to oversee the quality and integrity of the Funds’ financial statements and independent audit thereof; to assist the Board’s oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Funds’ independent public accountants and the full Board of Trustees; to assist the Board oversight of the Funds’ internal audit function (if any); and to approve prior to appointment, the engagement of the Funds’ independent public accountants and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent public accountants. To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds. The Audit Committee met four times during the fiscal year ended September 30, 2012.

In addition to the Audit Committee, the Board has also established a Nominating Committee. The Nominating Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Messrs. Jensen, Swinyard, Croft and Rinne and Ms. Allison are each members of the Nominating Committee with Mr. Croft serving as Chair. Under the charter, the primary responsibilities of the Nominating Committee include: determining matters of corporate governance (including the evaluation of Board and committee performance, committee processes, and trustee compensation); evaluating the composition of the Board and any constituent committees thereof and the process by which Board and committee chairs are selected; identification, consideration and nomination of candidates to become Board members; and other duties and responsibilities as may from time to time be delegated to the committee by the Board. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Wasatch Funds, Attn: Russell Biles, 150 Social Hall Ave., 4th Floor, Salt Lake City, UT 84111. The Nominating Committee met five times during the fiscal year ended September 30, 2012.

The Board believes that the committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Funds. In addition to the standing committees, the Board may also from time to time create ad hoc committees or additional standing committees to focus on particular issues as the need arises.

The Board has determined that its leadership structure, including its committee structure permitting certain areas of responsibility to be allocated to the Independent Trustees together with its Independent Chairman, is appropriate given the characteristics of the Trust and Funds.

Board Oversight of Risk Management

The Board’s oversight responsibilities extend also to risk oversight, including but not limited to, risks related to investments and operations. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance and regulatory risks) the oversight of different types of risks is addressed through various risk management reports and assessments received from the relevant management personnel and service providers. Through its direct oversight role, and indirectly through its Audit Committee, the Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Funds, including but not limited to investment, compliance, liquidity, valuation and operation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Fund; (3) meeting with portfolio management teams to review investment strategies, techniques and processes and the investment risks associated therewith; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Fund and any measures taken to mitigate those risks; (5) receiving the written and oral reports of the CCO at each of its quarterly meetings, meeting privately with the CCO, and receiving the annual report of the CCO regarding the operations of the Funds’ Compliance Program, the CCO’s evaluation of the service providers’ compliance programs (including material issues that have arisen with the effectiveness of service providers’ compliance programs and changes resulting thereof, and third-party evaluations of the effectiveness of service providers’ operational effectiveness) as well as any recommendations for modifications thereto; and (6) the Audit Committee meeting with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table above, listed below for each Trustee is additional information concerning the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Samuel S. Stewart, Jr., Ph.D.  Dr. Stewart, an interested Trustee of the Trust, founded the Advisor. Dr. Stewart’s experience, skills and education qualify him to serve as a Trustee of the Trust. Dr. Stewart has significant experience with the Trust having served as a Trustee of the Trust (or a Director of its predecessor) since 1986. Since its inception in 2006, Dr. Stewart has been a lead Portfolio Manager for the Wasatch Strategic Income Fund, and since 2008, a lead Portfolio Manager of the Wasatch World Innovators Fund (formerly the Wasatch Global Science & Technology Fund). Prior to founding the Advisor, Dr. Stewart was Chief Financial Analyst with the U.S. Securities and Exchange Commission in the Division of Investment Management. Dr. Stewart was also a Professor of Finance at the Columbia School of Business from 1970 to 1974, and a Professor of Finance at the University of Utah School of Business from 1975 to 1998. Dr. Stewart received a Master of Business Administration in 1969 and a Doctorate in Finance in 1970 from Stanford University, where he held the Alfred P. Sloan Jr. Fellowship. Previously, he attended Northwestern University as an Austin Scholar and graduated with a Bachelor of Science in Business Administration in 1966. Dr. Stewart is a member and past President of the Salt Lake City Society of Financial Analysts.

James U. Jensen.  Mr. Jensen’s experience, skills and education qualify him to serve as a Trustee of the Trust. Mr. Jensen, the Trust’s Independent Chairman, has significant experience with the Trust, having served as a Trustee of the Trust (or a director of its predecessor) since 1986. Since April 2008, Mr. Jensen has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes full time to corporate law practice and board governance consulting for operating companies. From 2001 to 2008, Mr. Jensen co-founded and was Chairman of the Board for Intelisum, Inc., a company pursuing computer and measurement technology and products. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., as Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen is Chairman of the Board of Agricon Global Corporation (formerly known as Bayhill Capital Corporation), Trustee of Northern Lights Fund Trust III (representing 4 portfolios), and is a Director of the University of Utah Research Foundation. Mr. Jensen was the founder and first President of the MountainWest Venture Group (now “MountainWest Capital Network”) in 1983. Mr. Jensen is a member of the National Association of Corporate Governance (“NACD”). Mr. Jensen graduated with a BA degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.

William R. Swinyard, Ph.D.  Dr. Swinyard’s experience, skills and education qualify him to serve as a Trustee of the Trust. Dr. Swinyard, a disinterested Trustee of the Trust, is a private investor, and Emeritus Professor of Marketing at Brigham Young University. Dr. Swinyard has significant experience with the Trust, having served as a Trustee of the Trust (or a director of its predecessor) since 1986. Dr. Swinyard has served as Chairman of the Audit Committee since 2004. From 1978 to 2007, Dr. Swinyard was on the faculty of the Brigham Young University Marriott School of Management, where he was Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing. Dr. Swinyard received his

B.A. degree in English from Brigham Young University (1965), his MBA from the University of Michigan (1967) and his Ph.D. from the Stanford University Graduate School of Business (1976).

D. James Croft, Ph.D.  Dr. Croft’s experience, skills and education qualify him to serve as a Trustee of the Trust. Dr. Croft, a disinterested Trustee of the Trust, has served as a Trustee of the Trust (or a director of its predecessor) since 2005. Since 2004, Dr. Croft has been a consultant to the mortgage industry on various issues, including mortgage quality, identification of mortgage fraud, strategic planning and client development. From 1990 to 2004, Dr. Croft founded and was an executive director of the Mortgage Asset Research Institute. Prior to founding the institute, Dr. Croft served as the Chief Credit Officer at the Federal Home Loan Mortgage Corporation from 1988 to 1990. Dr. Croft has served in several other posts, including: the Chief National Examiner for the Federal Home Loan Bank Board from 1981 to 1983; a Partner in MCS Associates, a financial institutions consulting firm from 1984 to 1987; and a full time Vice Chairman of the board of directors of a large savings bank from 1987 to 1988. He was on the faculty of the College of Business at the University of Utah from 1970 to 1981 where he was a professor of statistics and operations research. Dr. Croft received his bachelors degree in mathematics from Stanford University in 1964. In addition, he has MBA and PhD degrees awarded by Northwestern University in 1966 and 1970, respectively.

Miriam M. Allison.  Ms. Allison’s experience, skills and education qualify her to serve as a Trustee of the Trust. Ms. Allison, a disinterested Trustee of the Trust, has 30 years of experience in investment and financial management and in management of investment companies, businesses providing financial, accounting and other services to investment companies and serving on the board of investment companies. Ms. Allison has served as a Trustee of the Trust since February 2010. In 1990, Ms. Allison founded Sunstone Financial Group (“Sunstone”), a private company and mutual fund administrator, fund accountant, transfer agent and served as its chief executive officer and Chairman of the Board. In 2001, UMB Financial Corporation, a public company, acquired Sunstone, renamed it UMB Fund Services and Ms. Allison remained with the company as chief executive officer until 2003 and Chairman of the Board until 2005. Previous to founding Sunstone, Ms. Allison spent 5 years (from 1985 to 1990) as the business manager of Firstar Trust Company (“Firstar”), a registered investment adviser, and was responsible for overseeing the operations of the investment company for which Firstar served as investment advisor. In addition, from 1971 to 1985, Ms. Allison served as portfolio manager and financial planner of First Wisconsin Trust Company analyzing potential investments and financial and estate objectives of trust clients. Ms. Allison serves as a director for the board of Northwestern Mutual Fund Series, Inc. (representing 28 portfolios) since 2006 and serves as chair of its audit committee since 2009. Ms. Allison received her bachelors degree in economics from the University of Wisconsin Madison in 1971.

Heikki Rinne, Ph.D.  Dr. Rinne, a disinterested Trustee of the Trust, was appointed to serve as a Trustee of the Trust effective October 1, 2012. Dr. Rinne’s experience, skills and education qualify him to serve as a Trustee of the Trust. Since 2002, Dr. Rinne has been the Chief Executive Officer of Halton Group, an indoor environmental control manufacturing and technology company, with multiple business areas, and operating in 25 countries. Halton Group is headquartered in Finland, with regional headquarters in the USA and Malaysia. Dr. Rinne served on the Board of Halton Group from 1995 to 2001, was President of Halton Systems Division from 1995-1997, and was an independent consultant to Halton Group from 1982 to 1995. Additionally, Dr. Rinne served as the Dean of the College of Business at the University of California, Chico, from 1999 to 2001, a Professor of Business and the Head of the Consumer Sciences department at Purdue University from 1997 to 1999, and a Professor of Business at Brigham Young University from 1984 to 1995. Dr. Rinne also served on the Board of Touchfon International from 1991 to 2009, and Infosto Group from 1993 to 2009. Dr. Rinne received his Bachelor of Science degree in business from Brigham Young University in 1975, his MBA from the University of Oregon in 1976, and his Ph.D. in Business Administration and Marketing from Purdue University in 1981.

Trustees’ Fund Holdings as of December 31, 2012. As of December 31, 2012, the Trustees owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies
Interested Trustee
Samuel S. Stewart, Jr.		Over $100,000
Core Growth Fund	$50,001-$100,000
Frontier Emerging Small Countries Fund	Over $100,000
Global Opportunities Fund	$10,001-$50,000
International Opportunities Fund	$50,001-$100,000
Small Cap Growth Fund	$1-$10,000
Strategic Income Fund	Over $100,000
World Innovators Fund	Over $100,000
All other Funds	None

Independent Trustees
James U. Jensen		Over $100,000
Emerging India Fund	$50,001-$100,000
Emerging Markets Small Cap Growth Fund	$1-$10,000
Frontier Emerging Small Countries Fund	$1-$10,000
Global Opportunities Fund	$1-$10,000
Heritage Growth Fund	$1-$10,000
International Growth Fund	$1-$10,000
International Opportunities Fund	$1-$10,000
Large Cap Value Fund	$1-$10,000
Long/Short Fund	$1-$10,000
Micro Cap Fund	$10,001-$50,000
Small Cap Growth Fund	$10,001-$50,000
Small Cap Value Fund	$10,001-$50,000
Strategic Income Fund	$1-$10,000
Ultra Growth Fund	$1-$10,000
World Innovators Fund	$1-$10,000
U.S. Treasury Fund	$1-$10,000
All other Funds	None

William R. Swinyard		Over $100,000
Global Opportunities Fund	$10,001-$50,000
International Growth Fund	$10,001-$50,000
International Opportunities Fund	$10,001-$50,000
Long/Short Fund	$50,001-$100,000
Small Cap Growth Fund	Over $100,000
World Innovators Fund	$10,001-$50,000
All other Funds	None

D. James Croft		Over $100,000
Core Growth Fund	$50,001-$100,000
Emerging India Fund	$10,001-$50,000
Emerging Markets Small Cap Growth Fund	$10,001-$50,000
Frontier Emerging Small Countries Fund	$10,001-$50,000
Global Opportunities Fund	$10,001-$50,000
International Growth Fund	$10,001-$50,000
Small Cap Growth Fund	$1-$10,000
All other Funds	None

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies

Miriam M. Allison		Over $100,000
Core Growth Fund	$50,001-$100,000
Emerging India Fund	10,001-$50,000
Emerging Markets Small Cap Growth Fund	$50,001-$100,000
Emerging Markets Select Fund	$50,001-$100,000
Frontier Emerging Small Countries Fund	$1-$10,000
Global Opportunities Fund	Over $100,000
Heritage Growth Fund	$10,001-$50,000
International Growth Fund	$10,001-$50,000
International Opportunities Fund	$10,001-$50,000
Large Cap Value Fund	$1-$10,000
Long/Short Fund	$10,001-$50,000
Micro Cap Fund	$1-$10,000
Micro Cap Value Fund	$1-$10,000
Small Cap Growth Fund	Over $100,000
Small Cap Value Fund	$1-$10,000
Strategic Income Fund	$50,001-$100,000
Ultra Growth Fund	$1-$10,000
World Innovators Fund	$50,001-$100,000
Income Fund	$1-$10,000
US Treasury Fund	$1-$10,000

Heikki Rinne		None
All Funds	None

Compensation.  Beginning the calendar year of 2013, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $75,000 per year for services rendered and a fee of $10,000 for each Board of Trustees meeting attended in person or telephonically. Also, members of the Audit Committee receive a fee of $5,000 for each Audit Committee meeting attended in person or telephonically, and members of the Nominating Committee receive a fee of $4,000 for each Nominating Committee attended in person or telephonically. In addition, each Independent Trustee receives a fee of $10,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $18,750 a year as Chairman and $2,500 for attendance in person or telephonically at a Board meeting, the Chairman of the Audit Committee receives an additional $11,250 per year as Chairman and $750 for attendance in person or telephonically at an Audit Committee meeting, and the Chairman of the Nominating Committee receives an additional $11,250 per year as Chairman, and $600 for attendance in person or telephonically at a Nominating Committee meeting.

For the calendar year of 2012, , the Funds’ method of compensating Trustees was to pay each Independent Trustee a retainer of $60,000 per year for services rendered and a fee of $8,000 for each Board of Trustees meeting attended in person or telephonically. Also, the members of the Audit Committee receive a fee of $4,000 for each Audit Committee meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $8,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $12,000 a year as Chairman and $1,600 for attendance in person or telephonically at a Board meeting, the Chairman of the Audit Committee receives an additional fee of $6,000 per year as Chairman and $400 for attendance in person or telephonically at an Audit Committee meeting. In addition, the members of the Nominating Committee receive a fee of $3,000 for each Nominating Committee meeting attended in person or telephonically and the Chairman of the Nominating Committee receives an additional fee of $6,000 a year as Chairman and $300 per meeting. Prior to January 1, 2012, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $50,000 per year for services rendered and a fee of $8,000 for each Board of Trustees meeting attended and held telephonically. Also, the members of the Audit Committee receive a fee of $4,000 for each Audit Committee meeting attended and held telephonically. In addition, each Independent Trustee receives a fee of $8,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $10,000 a year as Chairman and $1,600 for attendance in person or telephonically at a Board meeting and the Chairman of the Audit Committee receives an additional fee of $5,000 per year as Chairman and $400 for attendance in person or telephonically at an Audit Committee meeting.

The Funds also may reimburse the Independent Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees and for continuing education expenses. Officers serve in that capacity without compensation from the Trust. The table below sets forth the compensation paid to the Trust’s Trustees during the fiscal year ended September 30, 2012 (exclusive of out-of-pocket expenses reimbursed).

Name of Trustee	Aggregate Compensation from Trust[1]	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust and Fund Complex paid to Trustees
Interested Trustee
Samuel S. Stewart, Jr.	$0	$0	$0
Independent Trustees
James U. Jensen	$148,000	$0	$148,000
William R. Swinyard	$135,850	$0	$135,850
D. James Croft	$134,500	$0	$134,500
Miriam M. Allison	$128,500	$0	$128,500
Heikki Rinne[2]	$0	$0	$0
[1]	There are 20 separate series in the Trust.
[2]	Effective as of October 1, 2012, Mr. Rinne was appointed a Trustee of the Trust

Code of Ethics. Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a Fund’s investment activities. The Funds, the Advisor and the Sub-Advisors have each adopted a Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics each require personnel who are “access persons” of any Fund within the meaning of Rule 17j-1 to comply with the respective Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor or a Sub-Advisor, as applicable, in the event of non-compliance.

The Codes of Ethics place certain restrictions on the trading activities of applicable access persons. Under the Advisor’s Code, access persons are further required to pre-clear, by memorandum approved by the Advisor’s Approval Committee, each personal transaction in a non-exempt security. The Advisor’s Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a Fund. The pre-clearance process is designed to prevent transactions that conflict with the Wasatch Funds’ interests. Access persons under the Advisor’s Code of Ethics are also required to report their non-exempt personal securities transactions on a quarterly basis. Under 1st Source’s Code of Ethics, access persons are also required to pre-clear personal securities transactions on non-exempt securities with the 1st Source compliance officer. The access persons under 1st Source’s Code of Ethics must also report, among other things, their non-exempt personal securities transactions on a quarterly basis. The access persons under Hoisington’s Code of Ethics must submit to Hoisington’s chief compliance officer an annual report of the access person’s current securities holdings and quarterly securities transactions reports. Access persons under Hoisington’s Code of Ethics are not required to submit (i) any report with respect to securities held in accounts over which the access person had no direct or indirect influence or control; (ii) a transaction report with respect to transactions effected pursuant to an automatic investment plan; or (iii) a transaction report, if the report would duplicate information contained in broker trade confirmations or account statements that Hoisington holds in its records, so long as Hoisington receives the confirmations or statements no later than 30 days after the end of the applicable calendar quarter.

Proxy Voting Policies. The Trust’s, the Advisor’s and 1st Source’s Proxy Voting Policy and Procedures are attached as Appendix B to this SAI.

The Trust on behalf of each of its series (except the Emerging Markets Select Fund) has filed with the SEC their proxy voting records on Form N-PX for the 12-month period ended June 30, 2012. Form N-PX must be filed by the Trust on behalf of its series each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 800.551.1700 or visiting the Fund’s website at www.WasatchFunds.com or the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 2, 2013, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust. An asterisk below (*) indicates a shareholder of record, not a beneficial owner.

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Core Growth Fund – Investor Class	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	35.99
Core Growth Fund – Investor Class	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	18.13
Core Growth Fund – Institutional Class	Kaufman & Bernstein Retirement Pool* 1925 Century Park E Ste 800 Los Angeles, CA 90067	32.46
Core Growth Fund – Institutional Class	Vanguard Fiduciary Trust Co.* Valley Forge, PA 19482	32.23
Core Growth Fund – Institutional Class	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	9.65
Core Growth Fund – Institutional Class	JB Taylor 150 Social Hall Avenue 4th Floor Salt Lake City, UT 84111	8.67
Core Growth Fund – Institutional Class	John Wessman, Trustee, Wessman Development Co. 555 Sunrise Highway Suite 200 Palm Springs, CA 92264	6.60
Emerging India Fund	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	24.05
Emerging India Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	16.09
Emerging Markets Select Fund – Investor Class	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	28.55
Emerging Markets Select Fund – Investor Class	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	15.06
Emerging Markets Select Fund – Investor Class	TD Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	13.19
Emerging Markets Select Fund – Investor Class	Karen L. Edgley Living Trust 1275 4th Avenue Salt Lake City, UT 84103	5.09

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Emerging Markets Select Fund – Institutional Class	Steph Co.* PO Box 137 Marinette, WI 54143	78.22
Emerging Markets Select Fund – Institutional Class	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	11.26
Emerging Markets Select Fund – Institutional Class	Mike Yeates 1537 Hubbard Avenue Salt Lake City, UT 84105	5.27
Emerging Markets Small Cap Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	42.06
Emerging Markets Small Cap Fund	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	24.28
Frontier Emerging Small Countries Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	70.60
Frontier Emerging Small Countries Fund	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	14.04
Global Opportunities Fund	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	45.81
Global Opportunities Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	13.19
Global Opportunities Fund	TD Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	5.49
Heritage Growth Fund	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	38.22
Heritage Growth Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	11.63
Heritage Growth Fund	FIIOC* 100 Magellan Way KW1C Covington, KY 41018	8.34
Income Fund	Morris & Co.* South Bend, IN 46634	66.49
Income Fund	Fast & Co.* PO Box 1602 South Bend, IN 46634	18.47
International Growth Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	31.08

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
International Growth Fund	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	24.28
International Opportunities Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	51.50
International Opportunities Fund	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	10.86
Large Cap Value Fund – Investor Class	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	35.74
Large Cap Value Fund – Investor Class	Edward Jones* 201 Progress Parkway Maryland Heights, MO 63043	21.93
Large Cap Value Fund – Investor Class	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	20.92
Large Cap Value Fund – Institutional Class	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	39.13
Large Cap Value Fund – Institutional Class	City of Arvada Retirement Plan 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	21.50
Large Cap Value Fund – Institutional Class	UMBSC Co.* Mailstop 1010405 Kansas City, MO 64141	14.50
Large Cap Value Fund – Institutional Class	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	14.33
Large Cap Value Fund – Institutional Class	Wells Fargo Bank 1525 West WT Harris Blvd Charlotte, NC 28288	5.85
Long/Short Fund – Investor Class	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	51.79
Long/Short Fund – Investor Class	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	14.53
Long/Short Fund – Institutional Class	Wasatch Advisors 150 Social Hall Avenue 4th Floor Salt Lake City, UT 84111	100.00
Micro Cap Fund	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	16.98
Micro Cap Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	11.91

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Micro Cap Value Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	28.03
Micro Cap Value Fund	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	22.54
Micro Cap Value Fund	TD Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	7.54
Small Cap Growth Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	26.61
Small Cap Growth Fund	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	22.21
Small Cap Value Fund – Investor Class	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	17.90
Small Cap Value Fund – Investor Class	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	13.86
Small Cap Value Fund – Investor Class	The Union Central Life Insurance Co.* Lincoln, NE 68510	6.13
Small Cap Value Fund – Institutional Class	Kaufman & Bernstein Retirement Pool* 1925 Century Park E Ste 800 Los Angeles, CA 90067	54.97
Small Cap Value Fund – Institutional Class	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	18.45
Small Cap Value Fund – Institutional Class	Sealaska Corporation One Sealaska Plaza Suite 400 Juneau, AK 99801	15.69
Small Cap Value Fund – Institutional Class	John Wessman, Trustee, Wessman Development Co. 555 Sunrise Highway Suite 200 Palm Springs, CA 92264	10.87
Strategic Income Fund	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	31.58
Strategic Income Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	26.33
Strategic Income Fund	Samuel S. Stewart Jr. 269 A Street Salt Lake City, UT 84103	20.07**
Ultra Growth Fund	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	35.57

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Ultra Growth Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	12.32
U.S. Treasury Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	23.41
U.S. Treasury Fund	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	19.14
U.S. Treasury Fund	First Clearing LLC* St. Louis, MO 63103	10.83
U.S. Treasury Fund	N.A. Bank & Co.* P.O. Box 2180 Tulsa, OK 74101	6.74
U.S. Treasury Fund	Merrill Lynch Pierce Fenner & Smith, Inc.* 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246	6.23
World Innovators Fund	National Financial Services Corp.* One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5598	21.04
World Innovators Fund	Charles Schwab & Co, Inc.* 211 Main Street San Francisco, CA 94101-4122	19.92
World Innovators Fund	PIMS Prudential Retirement* Treasurer’s Office, First floor Oakland, CA 94612	5.53
World Innovators Fund	TD Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	5.50
World Innovators Fund	First Clearing LLC* St. Louis, MO 63103	5.43
**	7.38% of Mr. Stewart’s shares are held at Charles Schwab & Co., Inc, 211 Main Street, San Francisco, CA 94101-4122

As of January 2, 2013, the Trustees and officers as a group owned less than 1% of the shares outstanding of each Fund, except for in the Emerging Markets Select Fund (Institutional Class), Frontier Emerging Small Countries Fund, Strategic Income Fund and World Innovators Fund. The Trustees and officers owned 1.30% of the outstanding shares of the Emerging Markets Select Fund (Institutional Class), 1.38% of the outstanding shares of the Frontier Emerging Small Countries Fund (Investor Class), 20.07% of the outstanding shares of the Strategic Income Fund and 1.37% of the outstanding shares of the World Innovators Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor.  As described above and in the Prospectus, the Advisor is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract with the Trust on behalf of the respective Funds. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management, including the assets of the Funds, of approximately $13.4 billion as of December 31, 2012. In December, 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc., which is 100% owned by the employees of the Advisor. The holding company was created to allow the Advisor to plan for growth and the ongoing continuity of its organization.

Dr. Samuel S. Stewart, Jr. is President of Wasatch Funds and Chairman of the Board of the Advisor. Dr. Stewart is a Director of the Advisor and is also an Interested Trustee of Wasatch Funds.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board; Jeff S. Cardon, Chief Executive Officer, President, Treasurer and Director; Roger D. Edgley, Director; Gene Podsiadlo, Director; Michael K. Yeates, Chief Financial Officer, Vice President and Director; J.B. Taylor, Director; Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer; and Eric S. Bergeson, Director. In addition to positions held with the Advisor, the following also hold positions with the Trust: Dr. Stewart, President; and Mr. Thurber, Vice President.

Under the Advisory and Service Contract, each Fund pays the Advisor a monthly fee computed on average daily net assets as set forth below.

Fund	Annual Rate
Core Growth Fund	1.00%
Emerging India Fund	1.50%
Emerging Markets Select Fund	1.25%
Emerging Markets Small Cap Fund	1.75%
Frontier Emerging Small Countries Fund	1.75%
Global Opportunities Fund	1.50%
Heritage Growth Fund	0.70%
International Growth Fund	1.25%
International Opportunities Fund	1.95%
Large Cap Value Fund	0.90%
Long/Short Fund	1.10%
Micro Cap Fund	1.95%
Micro Cap Value Fund	1.95%
Small Cap Growth Fund	1.00%
Small Cap Value Fund	1.00%
Strategic Income Fund	0.70%
Ultra Growth Fund	1.00%
World Innovators Fund	1.50%
Income Fund	0.55%
U.S. Treasury Fund	0.50%

The management fees paid by the Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, International Opportunities Fund, Micro Cap Fund and Micro Cap Value Fund are higher than those paid by most mutual funds. The management fees paid by certain other Wasatch Funds are higher than the management fees charged by many mutual funds. The management fees are computed and accrued daily and are payable monthly.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, each Fund. The Advisor is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, quantity and time to buy or sell securities for each Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Trust.

The Funds pay all of their own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, SAI and reports to shareholders; costs associated with reports to government authorities and proxy statements; fees paid to Trustees who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; fees for auditing services; fees for administrative services; insurance premiums; fees and expenses of the Custodian of the Funds’ assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

The Advisory and Service Contract will terminate automatically in the event of its assignment. In addition, the Advisory and Service Contract is terminable at any time, without penalty, by the Board of Trustees or by a vote of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to the Advisor, or by the Advisor upon 60 days’ written notice to the other party. The Advisory and Service Contract shall continue in effect initially for a two-year period and thereafter only so long as such continuance is specifically approved at least annually by either the Board of the Trust or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that, in either event, such continuance is also approved by a vote of a majority of the Trustees who are not parties to such Agreement, or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Funds’ fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Funds.

The Advisor has contractually agreed to limit until January 31, 2014 the total annual fund operating expenses of the Investor Class shares of the Core Growth Fund, the Investor Class shares of the Small Cap Growth Fund, the Investor Class shares of the Small Cap Value Fund and the Investor Class shares of the Ultra Growth Fund to 1.50%, the Investor Class shares of the Emerging India Fund, the Investor Class shares of the Emerging Markets Small Cap Fund, the Investor Class shares of the Global Opportunities Fund and the Investor Class shares of the World Innovators Fund to 1.95%, the Investor Class shares of the Emerging Markets Select Fund to 1.69%, the Investor Class shares of the Frontier Emerging Small Countries Fund, the Investor Class shares of the International Opportunities Fund, the Investor Class shares of the Micro Cap Fund and the Investor Class shares of the Micro Cap Value Fund to 2.25%, the Investor Class shares of the International Growth Fund to 1.75%, the Investor Class shares of the Heritage Growth Fund and the Investor Class shares of the Strategic Income Fund to 0.95%, the Investor Class shares of the Large Cap Value Fund to 1.10% and the Investor Class shares of the U.S. Treasury Fund to 0.75% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. The Advisor has contractually agreed to limit until January 31, 2015 the total annual fund operating expenses of the Investor Class shares of the World Innovators Fund to 1.95% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. Acquired Fund fees and expenses and dividend expense on short sales/interest expense are excluded from the contractual fee waiver.

For the fiscal years ended September 30, 2012, 2011 and 2010, the Advisor accrued the following management fees and waived a portion of its management fees as set forth below. The Emerging Markets Select Fund commenced operations on December 13, 2012 and therefore no fees are reported for the Fund.

Name of Fund	2012	2011	2010
Core Growth Fund
Gross Management Fees	$5,199,168	$4,736,431	$3,962,235
Reimbursed/Waived Management Fees[1]	(23,959)	-	-
Emerging India Fund[2]
Gross Management Fees	177,317	62,656	-
Reimbursed/Waived Management Fees	(172,611)	(62,656)	-
Emerging Markets Small Cap Fund
Gross Management Fees	19,749,590	13,306,971	2,618,291
Reimbursed/Waived Management Fees	(2,027,373)	(1,770,607)	(495,910)
Frontier Emerging Small Countries Fund[3]
Gross Management Fees	169,562	-	-
Reimbursed/Waived Management Fees	(135,086)	-	-
Global Opportunities Fund
Gross Management Fees	2,443,883	4,702,941	3,222,553
Reimbursed/Waived Management Fees	-	-	(138,025)

Name of Fund	2012	2011	2010
Heritage Growth Fund
Gross Management Fees	697,750	585,737	539,144
Reimbursed/Waived Management Fees	(84,000)	(74,167)	(115,666)
International Growth Fund
Gross Management Fees	4,076,272	4,499,785	2,926,036
Reimbursed/Waived Management Fees	-	-	-
International Opportunities Fund
Gross Management Fees	3,433,363	3,346,860	2,415,521
Reimbursed/Waived Management Fees	(404,202)	(510,051)	(446,728)
Large Cap Value Fund
Gross Management Fees	13,989,937	15,849,492	13,994,494
Reimbursed/Waived Management Fees	(796,152)	(149,118)	(447,505)
Long/Short Fund
Gross Management Fees	12,635,737	6,537,402	2,621,146
Reimbursed/Waived Management Fees	-	-	-
Micro Cap Fund
Gross Management Fees	5,616,266	6,207,681	5,412,265
Reimbursed/Waived Management Fees	-	-	-
Micro Cap Value Fund
Gross Management Fees	2,817,933	3,722,328	3,250,692
Reimbursed/Waived Management Fees	(79,199)	(51,727)	(188,280)
Small Cap Growth Fund
Gross Management Fees	16,194,755	14,425,804	9,481,597
Reimbursed/Waived Management Fees	-	-	-
Small Cap Value Fund
Gross Management Fees	2,101,313	3,308,626	3,225,725
Reimbursed/Waived Management Fees[1]	(23,053)	-	-
Strategic Income Fund
Gross Management Fees	271,282	180,477	126,217
Reimbursed/Waived Management Fees	(73,097)	(65,724)	(62,205)
Ultra Growth Fund
Gross Management Fees	1,449,184	2,073,508	1,575,741
Reimbursed/Waived Management Fees	-	-	-
World Innovators Fund
Gross Management Fees	1,721,858	1,113,952	929,335
Reimbursed/Waived Management Fees	-	-	(57,495)
Income Fund
Gross Management Fees	779,287	732,375	690,999
Reimbursed/Waived Management Fees	-	-	-
U.S. Treasury Fund
Gross Management Fees	1,207,718	813,351	766,374
Reimbursed/Waived Management Fees	-	(12,948)	(40,761)
[1]	The Core Growth Fund and Small Cap Value Fund reimbursed fees during 2012 to the Institutional Class only.
[2]	The Emerging India Fund commenced operations on April 26, 2011.
[3]	The Frontier Emerging Small Countries Fund commenced operations on January 31, 2012.

Sub-Advisors. Hoisington is the Sub-Advisor to the U.S. Treasury Fund. Hoisington is a Texas corporation, and its principal place of business is 6836 Bee Caves Road, Building 2, Suite 100, Austin, Texas 78746. Hoisington had total assets under management of approximately $5.7 billion as of December 31, 2012. Van Robert Hoisington controls more than 25% of the voting securities of Hoisington.

Pursuant to a sub-advisory agreement entered into between the Advisor and Hoisington, (“Hoisington Sub-Advisory Agreement”), and subject to the supervision of the Advisor, Hoisington directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of purchase and sale orders on behalf of the Fund. The Hoisington Sub-Advisory Agreement provides that the Advisor shall pay Hoisington a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor retains the remainder of the advisory fee paid under the Advisory and Service Contract. The Sub-Advisor may reimburse the Advisor for certain expenses.

1st Source is the Sub-Advisor to the Income Fund. 1st Source is a registered investment advisor that has been in business since 2001. 1st Source agreed to become the Sub-Advisor for the Income Fund in 2008. 1st Source has its offices at 100 North Michigan Street, South Bend, Indiana 46601. 1st Source is a wholly owned subsidiary of 1st Source Bank, which is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company. 1st Source Bank, which was founded in 1936, and its affiliates, administer and manage on behalf of their clients, assets of approximately $3.4 billion. 1st Source Bank has over 70 years of banking experience. 1st Source makes the day-to-day investment decisions for the Income Fund. In addition, 1st Source continuously reviews, supervises and administers the Fund’s investment program. The Sub-Advisor had total assets under management of approximately $2.5 billion as of December 31, 2012.

Pursuant to a sub-advisory agreement entered into between the Advisor and 1st Source (“1st Source Sub-Advisory Agreement” and, together with the Hoisington Sub-Advisory Agreement, the “Sub-Advisory Agreements”), and subject to the supervision of the Advisor, 1st Source directs the investment of the Income Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of purchase and sale orders on behalf of the Fund. Under the 1st Source Sub-Advisory Agreement between the Advisor and 1st Source, the Advisor has agreed to pay the Sub-Advisor a management fee, which is currently equal to 0.28% of the Income Fund’s average daily net assets. 1st Source may reimburse the Advisor for certain expenses.

Each Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, each Sub-Advisory Agreement is terminable at any time, without penalty, by the Board of Trustees or by a vote of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to the Advisor and the Sub-Advisor. Each Sub-Advisory Agreement may be terminated by the Advisor on 60 days’ written notice to a Sub-Advisor, or by a Sub-Advisor on 60 days’ written notice to the Advisor. Each Sub-Advisory Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Trustees of the Trust, or by a vote of a majority (as defined in the 1940 Act) of the outstanding securities of a Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the Trustees who are not parties to such Agreements, or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval.

General Information

Administrator.  The Trust has entered into an administration agreement with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to Wasatch Funds. Pursuant to an administration agreement effective March 31, 2010, as amended, the Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of Wasatch Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of Wasatch Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties. As compensation for its services, the Administrator receives an annual fee based upon a percentage of the average daily net assets of the Funds.

For the fiscal years ended September 30, 2012, 2011 and 2010, the fees paid to the Administrator are set forth below. The Emerging Markets Select Fund commenced operations on December 13, 2012 and therefore no fees are reported for the Fund.

Name of Fund	2012	2011	2010
Core Growth Fund	$90,582	$88,299	$92,186

Name of Fund	2012	2011	2010
Emerging India Fund[1]	2,071	738	-
Emerging Markets Small Cap Fund	195,705	141,423	34,789
Frontier Emerging Small Countries Fund[2]	1,629	-	-
Global Opportunities Fund	28,594	53,237	39,200
Heritage Growth Fund	17,327	15,606	17,974
International Growth Fund	56,716	62,733	45,780
International Opportunities Fund	30,694	32,003	29,152
Large Cap Value Fund	272,245	328,537	363,664
Long/Short Fund	199,456	109,761	55,600
Micro Cap Fund	50,253	59,366	64,914
Micro Cap Value Fund	25,274	35,651	39,302
Small Cap Growth Fund	281,964	268,383	222,544
Small Cap Value Fund	31,484	41,164	50,220
Strategic Income Fund	6,723	4,791	4,188
Ultra Growth Fund	25,311	35,455	29,510
World Innovators Fund	19,868	13,842	14,524
Income Fund	24,733	24,892	29,294
U.S. Treasury Fund	42,019	30,428	35,327
[1]	The Emerging India Fund commenced operations on April 26, 2011.
[2]	The Frontier Emerging Small Countries Fund commenced operations on January 31, 2012.

Fund Accountant.  Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for the Trust. Under the agreement with State Street, the cost to each Fund is its allocable portion of the fee based upon Wasatch Funds’ assets computed daily and payable monthly, at the annual rate of 0.0140% and decreasing if the assets exceed $3.5 billion.

Distributor.  Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. (“ADI” or the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Funds pursuant to a Distribution Agreement between the Funds and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Funds’ agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Transfer Agent.  UMB Fund Services, Inc. (“UMBFS”), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, acts as the Funds’ transfer agent and dividend paying agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Funds pay UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

Custodian. State Street also serves as Wasatch Funds’ custodian of the assets of the Funds and is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities. Wasatch Funds pays State Street a custodian fee based upon assets and transactions of the Trust.

Legal Counsel to Wasatch Funds and Independent Trustees.  Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106, is the Trust’s independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Trust and reporting thereon.

Other Service Agreements.  The Trust, on behalf of the Funds, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Funds. Pursuant to these service agreements, the Advisor and/or the Funds compensate the financial institutions for the administrative services provided, which compensation is based on the aggregate assets of their customers who are invested in the Funds.

PORTFOLIO MANAGERS

As described in the Prospectus, each Fund is managed by a team of Wasatch portfolio managers led by one or more portfolio managers. These individuals may also have responsibility for the day-to-day management of accounts other than the Wasatch Funds.

Management of Other Accounts and Potential Conflicts of Interest. The following table lists the number and types of accounts managed by each portfolio manager and assets under management in those accounts as of December 31, 2012.

Accounts Managed by Portfolio Managers1

	Registered Investment Company Accounts[2]		Other Pooled Investment Vehicle Accounts		Other Accounts[3]
Portfolio Manager	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)

Wasatch Advisors, Inc.
Christopher D. Bowen	1	109,574,542	—	—	3	71,476,626
Brian Bythrow	1	130,718,387	—	—	-	-
Jeff Cardon	1	1,827,226,642	—	—	64	1,458,619,739
Daniel Chace	1	267,513,789	—	—	4	16,509,418
Roger D. Edgley	6	2,600,501,210	—	—	8	1,181,283,887
Laura Geritz	3	1,996,829,674	—	—	6	902,836,601
Ajay Krishnan	4	315,633,709	—	—	4	65,387,381
Paul Lambert	2	769,275,117	—	—	40	640,106,670
Jim Larkins	1	175,325,621	—	—	23	130,052,916
John Malooly	1	133,767,186	—	—	3	29,052,640
Ralph Shive	3	2,931,527,103	—	—	13	240,791,036
Michael Shinnick	3	2,931,527,103	—	—	13	240,791,036
Ryan Snow	1	109,574,542	—	—	3	71,476,626
Samuel S. Stewart	2	214,831,613	—	—	-	-
Joshua Stewart	1	169,087,856	—	—	-	-
J.B. Taylor	3	2,623,800,861	—	—	101	2,069,673,769

Hoisington
Van Robert Hoisington	1	276,386,856	—	—	66	5,428,408,895

1st Source
Paul Gifford	1	139,237,696	—	—	324	879,552,150

1 If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, most accounts and assets have been counted two or more times.

2 Includes each series of Wasatch Funds separately. None of the Wasatch Funds charges a performance-based fee.

3 For the Advisor, other accounts would include, but are not limited to, individual and institutional accounts, pension and profit sharing plans, charitable organizations and state and municipal government entities. Wrap programs, advised by the Advisor, are represented as a single account. The number of accounts and the assets managed with performance-based fees are as follows:

Other Accounts with Performance-Based Fees
Portfolio Manager	Number of Accounts	Assets Managed ($)
Wasatch Advisors, Inc.:
Christopher D. Bowen	—	—

Other Accounts with Performance-Based Fees
Portfolio Manager	Number of Accounts	Assets Managed ($)
Brian Bythrow	—	—
Jeff Cardon	—	—
Daniel Chace	—	—
Roger D. Edgley	—	—
Laura Geritz	—	—
Ajay Krishnan	—	—
Paul Lambert	1	2,520,585.07
Jim Larkins	—	—
John Malooly	—	—
Ralph Shive	—	—
Michael Shinnick	—	—
Ryan Snow	—	—
Samuel Stewart	—	—
Joshua Stewart	—	—
J.B. Taylor	1	2,520,585.07
Hoisington	—	—
Van Robert Hoisington	—	—
1st Source	—	—
Paul Gifford	—	—

There may be certain inherent conflicts of interest that arise in connection with a portfolio manager’s management of the respective Fund’s investments and the investments of any other fund or client accounts the Advisor or the respective Fund’s individual team members also manages. Such conflicts include allocation of investment opportunities among the Funds and other accounts managed by the Advisor or the portfolio manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by the Advisor or the portfolio manager and the allocation of such orders across such accounts; and any soft dollar arrangements that the Advisor may have in place that could benefit a Fund and/or other accounts. Additionally, some Funds or accounts managed by a portfolio manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, the Advisor has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the Funds, and seeks to ensure that no one client is intentionally favored at the expense of another. These policies and procedures are discussed in more detail under the section entitled “Brokerage Allocation and Other Practices” of this SAI.

Portfolio managers at the Sub-Advisors may manage accounts for multiple clients. In addition, some funds or accounts managed by the portfolio manager or a Sub-Advisor may have different fee structures, including performance fees, which are or have the potential to be, higher or lower than the fees paid by another fund or account. There may be inherent conflicts that arise in connection with a portfolio manager’s management of multiple accounts, including allocation of investment opportunities or securities purchased or sold in an aggregated order. Portfolio managers at the Sub-Advisors make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, a Sub-Advisor may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary. The Sub-Advisors have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which they believe are reasonably designed to minimize the potential conflicts associated with managing multiple accounts for multiple clients.

Wasatch Advisors, Inc.—Portfolio Management Team Compensation. As of December 31, 2012, the Advisor’s Compensation Committee and Executive Committee reviewed and determined its portfolio managers’ compensation. The committees may use independent third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals. The committees may also consult with professional industry recruiters. The elements of total compensation for the portfolio managers are base salary, performance-based bonus, profit sharing and other benefits. Portfolio managers who are also shareholders of the Advisor additionally receive quarterly dividends. The Advisor has balanced the components of pay to provide portfolio managers with an incentive to focus on both shorter and longer term performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the Funds that they manage.

Each portfolio manager is paid a base salary, a potential bonus based on performance, potential deferred bonus grants based on performance and possibly stock dividends.

¡	Base Salary. Each portfolio manager is paid a fixed based salary depending upon their tenure.

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Performance Bonus.  A large portion of a portfolio manager’s potential compensation is in the form of performance bonus. Performance bonus is based on pre-tax performance. At the end of each year, the Board of Directors of the Advisor will allocate a bonus pool that will loosely mirror firm profits net of stock buybacks and deferred compensation payouts. The majority of this bonus pool will be allocated to portfolio managers based on the 1, 3, and 5-year performance of their portfolios, which will reward them with significant economics for achieving top quartile performance relative to the applicable Fund’s performance benchmark index performance over both the short and long term.

Peer groups are utilized to evaluate performance. Portfolio managers and research analysts are not paid a “commission” for the solicitation or acquisition of new clients or the retention of existing clients. However, the amount of revenue generated by each product is overlaid on performance to determine the size of each portfolio manager’s bonus (e.g. if performance were equal, a portfolio manager on a higher revenue product would receive a larger bonus than one on a smaller revenue product).

For portfolio managers who manage separate accounts and mutual funds as well, they have bonus components calculated based on the performance of each individual product relative to its peer group. Revenue is again used as an element in converting performance results into the bonus amount.

Portfolio Managers are also rewarded for their stock selection contributions to other products and their impact on the overall success of the research team. This incentive is consistent with the Advisor’s collaborative team-based approach to portfolio management.

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Deferred Bonus Grants.  Portfolio managers are also eligible for deferred bonus grants which are payable in six years from the date of the grant, with their value directly tied to the Advisor’s revenues. Each portfolio manager’s grant size will be based on individual performance factors similar to those used to determine the annual performance bonus.

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Stock/Dividends.  All of the portfolio managers are shareholders of the Advisor. The relative amount of stock owned by each portfolio manager is at the discretion of the Advisor’s Board and will evolve over time, with bigger long-term contributors holding higher levels of ownership. New portfolio manager stock grants typically vest over a five-year period, with the vesting dependent on the performance of the Fund(s) managed by the portfolio manager.

It is possible that certain profits of the Advisor could be paid out to shareholders through a stock dividend. However, there are no current plans or expectations for such a dividend.

Research Analysts

Research analysts are similarly paid through a mix of base salary, a potential bonus based on performance, potential deferred bonus grants based on performance, and possibly stock/dividends.

Since analysts do not manage a specific portfolio, their performance is primarily determined by the contributions of their stock picks to the Wasatch Funds. There is a small subjective component which is based on how each analyst has helped the research team succeed, and their contributions to the investment process & collaborative culture.

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Other Benefits. Portfolio managers are also eligible to participate in broad-based benefit plans offered generally to the Advisor’s full-time employees, including 401(k), health and other employee benefit plans.

Hoisington—Portfolio Management Compensation.  The portfolio management process at Hoisington is committee driven (the “Strategic Investment Committee” or “SIC”). Hoisington’s Board of Directors reviews and determines compensation. All members of the SIC are also officers of Hoisington. Hoisington’s Board may use third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals or consult with professional industry recruiters. The elements of total compensation for the officers are base salary, bonus, profit sharing and other benefits.

¡	Base Salary. Each officer is paid a fixed base salary based on the individual’s experience with Hoisington and his or her responsibilities.

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Bonus. All bonuses are set by the President of Hoisington. Employee bonuses are based on length of service, job responsibility, and contribution to the company. No performance bonuses are made as the portfolio management process is committee driven.

¡	Profit Sharing. Profit sharing is on the basis of the overall profitability of Hoisington, as well as based on duration of employment and salary level.

¡	Other benefits. Members of the SIC are eligible to participate in Hoisington’s health plan.

¡	Dividends. Members of the SIC who are also shareholders of Hoisington may also receive dividends. This is determined by Hoisington’s Board of Directors.

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Principal Shareholders. Van Robert Hoisington is the controlling shareholder of Hoisington and as a consequence, a significant portion of his compensation relates to the overall profitability of Hoisington.

1st Source—Portfolio Management Compensation.  The compensation of the portfolio managers varies with the general success of 1st Source as a firm and its affiliates. The portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of 1st Source and its affiliates for the given time period, and, to a lesser extent, based on the performance of the Fund managed by that portfolio manager. For purposes of determining the portfolio manager’s compensation, the Fund’s performance is measured on a pre-tax basis for the prior one-, three- and five- year periods against the performance of Morningstar’s High Quality Bond Fund peer group for the same periods.

Portfolio Management Fund Ownership.  As of December 31, 2012, the portfolio managers owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Christopher Bowen	Heritage Growth Fund	$100,001-$500,000
Brian Bythrow	Micro Cap Value Fund	$500,001-$1,000,000

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Jeff Cardon	Small Cap Growth Fund	over $1,000,000
Daniel Chace	Micro Cap Fund	$500,001-$1,000,000
Roger Edgely	Emerging India Fund Emerging Markets Select Fund Emerging Markets Small Cap Fund International Growth Fund International Opportunities Fund Global Opportunities Fund	$100,001-$500,000 $100,001-$500,000 over $1,000,000 over $1,000,000 $100,001-$500,000 50,001-$100,000
Laura Geritz	Emerging Markets Small Cap Fund Frontier Emerging Small Countries Fund International Opportunities Fund	$100,001-$500,000 over $1,000,000 $100,001-$500,000
Paul Gifford	Income Fund	$1-$10,000
Ajay Krishnan	Emerging India Fund Emerging Markets Select Fund Global Opportunities Fund Ultra Growth Fund	$500,001-$1,000,000 none $100,001-$500,000 none
Paul Lambert	Core Growth Fund Ultra Growth Fund	$100,001-$500,000 $100,001-$500,000
Jim Larkins	Small Cap Value Fund	$500,001-$1,00,000
John Malooly	Ultra Growth Fund	$100,001-$500,000
Ralph Shive	Large Cap Value Fund Long/Short Fund	$500,001-$1,000,000 $100,001-$500,000
Michael Shinnick	Large Cap Value Fund Long/Short Fund	$500,001-$1,000,000 over $1,000,000
Ryan Snow	Heritage Growth Fund	over $1,000,000
Samuel S. Stewart, Jr.	Strategic Income Fund World Innovators Fund	over $1,000,000 over $1,000,000
Joshua Stewart	World Innovators Fund	$500,001-$1,000,000
J.B. Taylor	Core Growth Fund Global Opportunities Fund Small Cap Growth Fund	over $1,000,000 $500,001-$1,000,000 none
Van Robert Hoisington	U.S. Treasury Fund	over $1,000,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

The brokerage practices of the Advisor and Sub-Advisors are monitored quarterly by the Board of Trustees including the Trustees that are disinterested persons (as defined in the 1940 Act) of the Trust.

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Equity Funds and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Equity Funds and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. Although the Advisor may use broker-dealers that sell Fund shares to effect transactions for the Funds’ portfolios, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Brokerage transactions may be effected in the OTC market on an agency or commission-equivalent basis rather than on a principal or net price basis. OTC purchases and sales may be transacted directly with principal market makers or, under circumstances, on an agency basis if the Advisor believes that the interests of clients are best served by using a broker to execute OTC transactions where one or more market makers may not have the necessary liquidity and/or anonymity to fill the order. When the Advisor elects to transact in OTC securities on an agency basis, two transaction costs for a single trade may be incurred: a commission paid to the executing broker-dealer plus any mark-up or mark-down charged by the market making broker-dealer. The Equity Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concessions or discount. On occasion, purchases may also be made from the issuers.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities are often purchased or sold from or to dealers serving as market makers for the securities at a net price. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions with dealers consists primarily of dealer spreads (i.e., a spread between the bid and asked prices). On occasion, purchases may also be made from the issuers. Purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter.

If the Advisor believes that the purchase or sale of a security is in the best interest of more than one of its clients (including the Equity Funds), the Advisor may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. In certain foreign markets, aggregation may occur at the broker level at the instruction of the Advisor. If an aggregate order is partially filled, the Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, on a pro-rata basis or in another manner it considers to be equitable and consistent with its fiduciary obligations to its clients. The Board of Trustees has approved written trade aggregation policies and procedures that seek to ensure that aggregated transactions are made in a manner that is fair and equitable to, and in the best interests of, the various Funds and accounts. The Board of Trustees, in conjunction with the Advisor, will review the trade aggregation policies and procedures no less frequently than annually to seek to ensure that they are adequate to prevent any Wasatch Funds from being systematically disadvantaged as a result of the aggregated transactions.

Conflicts may arise in the allocation of investment opportunities among accounts (including the Equity Funds) that the Advisor advises. The Advisor will seek to allocate investment opportunities believed appropriate for one or more of its accounts equitably and consistent with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Advisor’s attention will be allocated in any particular manner.

From time to time, the Advisor is given the opportunity to purchase an allocation of shares in an initial public offering (“IPO”). These allocations may be offered to the Advisor in part as a result of its past usage of various brokerage firms or previous private investments. If the aggregate order is partially filled, the Advisor will generally allocate securities purchased in these offerings to client accounts (including the Equity Funds) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

The Trust’s Board of Trustees has authorized the Advisor to pay a broker who provides research services, commissions that are competitive with but that are higher than the lowest available rate that another broker might have charged, if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as a “soft-dollar” transaction. Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and other applicable state and federal laws. Section 28(e) of the 1934 Act defines “research” as, among other things, advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Research products and services provided to the Advisor by broker-dealers may include, among other things, databases, data services, certain software and publications that provide access to and/or analysis of company, market and statistical data and proprietary research and analysis. In addition, the Advisor may receive certain products and services which provide both research and non-research or administrative assistance (“mixed-use”) benefits, for example, software which is used for both portfolio analysis and account administration. In these instances, the Advisor makes a reasonable allocation as follows: the portion of such service of specific component which provides assistance to Advisor in its investment decision-making responsibilities is obtained from the broker-dealer with commissions paid on client portfolio transactions (including the Funds), while the portion of such services or specific component which provides non-research assistance is paid by the Advisor with its own resources.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Trust effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Trust. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Equity Funds) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Trust will not be disproportionate to the benefits received by the Trust on a continuing basis.

Hoisington is responsible for selecting the broker or dealer to execute transactions for the U.S. Treasury Fund and for negotiating the “net price” to be paid for such transactions. All bond trades made by Hoisington are done at a “net price” basis. The majority of bond trades are done with primary government dealers. Although explicit brokerage commissions are not paid on these transactions, purchases from dealers serving as market makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). Occasionally, due to the large size of Hoisington’s Treasury positions and volatile intra day market conditions, it is sometimes necessary to execute trades in a manner that is not disruptive to overall markets, and therefore, harmful to clients. Under these conditions, Hoisington may deal with a non-primary dealer. Hoisington, when it believes the market conditions warrant, will purchase or sell securities for all the accounts it manages (with the same objective) at the same net price. However, it is often impossible to get the same exact market price for all accounts in fast moving markets. Therefore, not all accounts receive the exact same pricing, if a major shift in portfolio composition is being made. Hoisington will use its best efforts to have all transactions executed at the best possible prices for the U.S. Treasury Fund. Hoisington has no affiliated broker-dealer.

1st Source is responsible for selecting the broker or dealer to execute transactions for the Income Fund and for negotiating the “net price” to be paid for such transactions. All bond trades made by 1st Source are done at a “net price” basis, with a broker-dealer acting as principal. 1st Source, when it believes the market conditions warrant, will purchase or sell securities for all accounts it manages (with the same objective) at the same net price. 1st Source will use its best efforts to have transactions executed at prices that are advantageous to the Income Fund. 1st Source has no affiliated broker-dealer.

The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year.

During the fiscal year ended September 30, 2012, the Funds acquired securities of certain of the Funds’ regular broker dealers or the parents of such firms. The aggregate holdings of the Funds of those brokers or dealers as of September 30, 2012 (amounts in thousands, except shares) were as follows:

Broker/Dealer	Fund	Shares	Principal Amount Traded	Market Value
Barclays Capital, Inc.	Frontier Emerging Small Countries Fund	1,011,300		$174
State Street Bank and Trust Co.	Core Growth Fund	-	41,733	41,733

	Emerging India Fund	-	203	203
	Emerging Markets Small Cap Fund	-	40,435	40,435
	Frontier Emerging Small Countries Fund	-	1,417	1,417
	Heritage Growth Fund	-	7,801	7,801
	International Growth Fund	-	17,952	17,952
	International Opportunities Fund	-	7,818	7,818
	Large Cap Value Fund	-	44,867	44,867
	Long/Short Fund	-	351,350	351,350
	Micro Cap Fund	-	4,460	4,460
	Micro Cap Value Fund	-	3,610	3,610
	Small Cap Growth Fund	-	140,939	140,939
	Small Cap Value Fund	-	2,386	2,386
	Strategic Income Fund	-	5,225	5,225

Broker/Dealer	Fund	Shares	Principal Amount Traded	Market Value
	Ultra Growth Fund	-	1,319	1,319
	World Innovators Fund	-	21,497	21,497
	Income Fund	-	2,585	2,585
	U.S. Treasury Fund	-	4,641	4,641

During the fiscal years ended September 30, 2012, 2011 and 2010, the following Funds paid the following brokerage commissions on agency transactions as set forth in the table below. The Emerging Markets Select Fund commenced operations on December 13, 2012 and therefore no commissions are reported for the Fund.

Name of Fund	2012	2011	2010
Core Growth Fund	$253,251	$369,417	$255,064
Emerging India Fund[1]	17,856	38,604	—
Emerging Markets Small Cap Fund	3,279,022	2,963,544	971,806
Frontier Emerging Small Countries Fund[2]	153,856	—	—
Global Opportunities Fund	341,504	642,567	289,731
Heritage Growth Fund	59,133	64,244	68,129
International Growth Fund	653,485	1,078,626	473,206
International Opportunities Fund	342,994	820,218	311,440
Large Cap Value Fund	772,243	831,146	568,855
Long/Short Fund	1,359,226	1,279,009	520,107
Micro Cap Fund	246,927	390,906	417,030
Micro Cap Value Fund	470,997	852,839	774,568
Small Cap Growth Fund	715,546	1,095,817	593,106
Small Cap Value Fund	352,223	466,116	607,982
Strategic Income Fund	53,632	56,690	45,356
Ultra Growth Fund	211,120	408,540	188,897
World Innovators Fund	215,374	202,134	142,619
Income Fund	2,126	2,748	2,668
U.S. Treasury Fund	—	—	—
[1]	The Emerging India Fund commenced operations on April 26, 2011.
[2]	The Frontier Emerging Small Countries Fund commenced operations on January 31, 2012.

The changes in brokerage commissions are the result of change in asset levels and turnover rates of some of the Funds.

During the fiscal year ended September 30, 2012, the Funds directed brokerage transactions to brokers for proprietary and third party research services. The Emerging Markets Select Fund commenced operations on December 13, 2012 and therefore no directed brokerage transactions are reported for the Fund. The amount of such transactions and related commissions were as follows:

Name of Fund	Research Commission Transactions	Research Commissions
Core Growth Fund	$225,452,130	$221,400
Emerging India Fund	5,189,926	17,744
Emerging Markets Small Cap Fund	1,099,834,068	2,935,966
Frontier Emerging Small Countries Fund	26,852,531	151,105
Global Opportunities Fund	147,128,650	277,452
Heritage Growth Fund	57,000,162	48,153
International Growth Fund	237,370,312	512,902
International Opportunities Fund	118,611,042	298,798
Large Cap Value Fund	771,083,870	699,858
Long/Short Fund	1,079,339,020	645,418
Micro Cap Fund	107,907,004	184,780
Micro Cap Value Fund	193,605,224	391,681
Small Cap Growth Fund	524,541,564	607,856

Name of Fund	Research Commission Transactions	Research Commissions
Small Cap Value Fund	178,621,922	290,928
Strategic Income Fund	39,922,113	47,480
Ultra Growth Fund	108,500,887	176,812
World Innovators Fund	151,462,594	173,644
Income Fund	—	—
U.S. Treasury Fund	—	—

OTHER INFORMATION

Wasatch Funds is a business trust organized under Massachusetts law and it is a successor in interest to Wasatch Funds, Inc., incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998. Wasatch Funds is an open-end, registered management investment company under the 1940 Act.

The Board of Trustees of the Trust is authorized to divide shares of the Trust into an unlimited number of one or more series, which may be further divided into classes of shares. Under the Declaration of Trust, the number of authorized shares of each series and the number of shares of each series that may be issued shall be unlimited. Shares may be issued from time to time on such terms as the Trustees may deem advisable. The Trust shall have the right to refuse to issue shares at any time and for any reason or for no reason whatsoever.

The Trustees may divide or combine any issued or unissued shares of any series into a greater or lesser number; classify or reclassify any issued or unissued shares into one or more series; terminate any one or more series; change the name of a series; and take such other action with respect to the series as the Trustees may deem desirable without shareholder consent. In addition, the Trustees shall have the full power and authority to establish additional series and classes of shares in the future, to change those series or classes and to determine the designations, rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees from time to time. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a series or class established by the Trustees or redesignate any of the series or classes without any action or consent of shareholders.

Rule 18f-3 under the 1940 Act permits open-end investment companies to issue multiple classes of shares, subject to certain conditions including that the investment company’s board of directors/trustees approve a written plan setting forth the separate arrangement and expense allocation of each class and any related conversion features or exchange features.

Currently, there are 20 series of the Trust authorized and outstanding. Consistent with the authority in the Declaration of Trust and Rule 18f-3, the Board has approved a multi-class plan (the “Multi-Class Plan”) pursuant to which the Board has established and designated two classes for each Fund, known as Institutional Class shares and Investor Class shares. The number of authorized shares of each class is unlimited. However, only five series of the Trust (the Core Growth Fund, the Emerging Markets Select Fund, the Large Cap Value Fund, the Long/Short Fund and the Small Cap Value Fund) currently offer Institutional Class shares as well as Investor Class shares. Under the Multi-Class Plan, each class of shares of a Fund shall represent interests in the same portfolio of investments of such series and, except as otherwise set forth in the Multi-Class Plan, shall differ solely with respect to: (i) distribution, service and other charges and expenses as set forth therein; (ii) the exclusive right of each class of shares to vote on matters submitted to shareholders that relate solely to that class or for which the interests of one class differ from the interests of another class or classes; (iii) such differences related to eligible investors as may be set forth in the prospectus and statement of additional information of the series, as amended or supplemented from time to time; (iv) the designation of each class of shares; and (v) conversion features. The Investor Class and the Institutional Class are each sold at NAV, are not subject to a 12b-1 distribution or service fee, may be offered by the Fund or through certain broker-dealers with a shareholder servicing relationship with the Trust or Advisor and may reimburse the Funds’ Advisor, distributor or other service parties for shareholder servicing or sub-transfer agency services. Each class of shares has equal rights to voting, redemption, dividends and liquidation, except that each class bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class. There are no conversion, preemptive or other subscription rights, except that shares of the Institutional Class, if available, held by any shareholder who is no longer eligible to hold such shares may be converted at the discretion of the Board or any authorized Fund officer, to shares of a class in the same Fund in which the shareholder is eligible on the basis of the relative net asset values of the purchase class and target class without the imposition of any sale load, fee or other charge. Shares of a class of a Fund may be exchanged for shares of the same class of another fund of the Trust, provided the shareholder meets the minimum purchase requirements of the fund into which you are exchanging. Similarly, shareholders of a class of shares of a Fund of the Trust who are eligible to hold shares of another class in the same Fund or another series of the Trust may exchange their shares for the other class on the basis of relative net assets provided the shareholder meets the minimum purchase requirements and any other eligibility requirements for the Fund being purchased. For federal income tax purposes, an exchange between different funds may constitute a sale or purchase of shares and result in a capital gain or loss and be a taxable event. An exchange between classes of shares of the same fund may not be considered a taxable event. Please consult with your own tax advisor for further information. As noted above, the Board of Trustees has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof. The Board of Trustees may also from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a class of a series that have been established by the Trustees; divide or combine the issued or unissued shares of any class of a series into a greater or lesser number; classify or reclassify any issued or unissued shares of any class of a series into one or more classes of such series; combine two or more classes of a series into a single class of such series; terminate any one or more classes of shares; in each case without any action or consent of the shareholders.

Shareholders have the power to vote on the election or removal of Trustees to the extent and as provided in the Declaration of Trust and on any additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. Each whole share shall entitle the holder thereof to one vote as to any matter on which the holder is entitled to vote, and a fractional share shall be entitled to a proportionate fractional vote. Cumulative voting is not permitted in the election of Trustees or on any other matter submitted to a vote of the shareholders. On any matter submitted to a vote of the shareholders of the Trust, all shares of all series and classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

Each share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets, as defined in the Declaration of Trust, are allocated to such series), and shall be entitled to receive its pro rata share of the net assets of the series upon liquidation of the series as set forth in the Declaration of Trust. The shareholders shall not, as such holders, have any right to acquire, purchase, or subscribe for any shares or securities of the Trust that it may hereafter issue or sell, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each note, bond, contract, instrument, certificate or undertaking entered into or executed by the Trust or Trustees. The Declaration of Trust provides that no personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class shall attach to any shareholder or former shareholder of the Trust. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally responsible for the obligations of the Trust. More specifically, the Declaration of Trust provides that in case any shareholder or former shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one series, the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust or series arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust or applicable series shall, upon request by the shareholder or former shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the Trust or applicable series and satisfy any judgment thereon.

The Trust is not required to hold annual shareholder meetings. Meetings of shareholders of the Trust or of any series shall be called by order of the Trustees upon written request of shareholders holding shares representing in the aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in such written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. No special meeting need be called upon the request of shareholders entitled to cast less than a majority of all votes entitled to be cast at that meeting to consider any matter which is substantially the same as a matter voted on at any meeting of the shareholders during the preceding twelve months.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the NAV (a Fund’s share price) are fully disclosed in the Prospectus. Securities traded on a recognized stock exchange or market are valued at the last reported sales price from the exchange or market on which the security is primarily traded (“Primary Market”). A security traded on NASDAQ is valued at its official closing price. If there are no sales on any exchange or market on a given day, then the security is valued at the most recent bid price. If a security’s price is available on more than one U.S. or foreign exchange, the exchange that is the Primary Market for the security shall be used.

Debt securities with a remaining maturity greater than sixty (60) days are valued in accordance with the evaluated bid price supplied by a pricing service. Prices supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally are valued by the amortized cost method (i.e. valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. At times, valuations for debt securities may not be obtainable from pricing services. In all such cases, the Advisor will attempt to obtain market quotations from two or more dealers not affiliated with the Advisor (preferably market makers) and the security will be valued at the average of those quotations. If it is impracticable to obtain quotations from more than one dealer in time for the calculation of NAV or if only one dealer provides a quotation, the quotation from that single dealer may be used. Where no dealer quotation is available, the Advisor, either independently or through the Funds’ accounting agent, may obtain market valuations from a widely used quotation system. If no such quotation is available for a security, the security will be valued at “fair value” using the procedures described below.

Option contracts on securities, currencies, indexes, futures contracts, commodities and other instruments are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the current bid price. Futures contracts are valued at the most recent settlement price for the day. Securities or other portfolio assets denominated in foreign currencies are converted into U.S. dollars at the prevailing currency exchange rate at the time the Funds’ NAVs are calculated, or as close to that time as is practicable.

Securities and other assets for which market prices are not readily available are priced at “fair value” as determined by the joint Pricing Committee of the Advisor and the Funds (the “Pricing Committee”) in accordance with procedures and methodologies approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when the Fund’s NAV is calculated (see following paragraph), such securities may be valued at fair value as determined by the Pricing Committee in accordance with procedures and methodologies approved by the Board. In addition, the Funds may adjust the closing prices of certain foreign securities traded on markets that have closed prior to the U.S. equity markets (principally, overseas markets), using fair value factors provided by an independent pricing agent, on any business day a change in the value of the U.S.

equity markets (as represented by a benchmark index approved by the Board of Trustees) exceeds a certain threshold. The prices will not be adjusted for securities traded on markets that are open the same time U.S. equity markets are open, or when a reliable fair value factor is unavailable.

The Funds’ portfolio securities are valued (and NAV per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NAV will not be calculated whenever the NYSE is closed, including on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holidays are subject to change without notice. The NYSE may close early the day before each of these holidays and the day after Thanksgiving and Christmas.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on a Fund’s NAV next determined after your instructions are received in “good order” by the Transfer Agent or by your registered securities dealer. Since a Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when Fund shares are not priced, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The sale of a Fund’s shares will be suspended during any period when the determination of its NAV is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.

The Funds will deduct a fee of 2.00% from redemption proceeds on shares held 60 days or less (90 days or less for the Frontier Emerging Small Countries Fund), subject to certain exceptions. This redemption fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds’ transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

The redemption fee does not apply: (i) to shares that were acquired through reinvestment of dividends, redeemed through the Systematic Withdrawal Plan or in the event of any involuntary redemption and/or exchange transactions (including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees); (ii) to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; (iii) to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering (“AML”) laws, could not be determined within a reasonable time after the account was opened; (iv) to shares redeemed through an automatic, nondiscretionary rebalancing or asset allocation program; (v) to shares redeemed due to a disability as defined by the IRS requirements; (vi) to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account; (vii) in the event of a back office correction made to an account to provide a shareholder with the intended transaction; (viii) in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit; and (ix) to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days. The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans). The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Trustees at its next regularly scheduled quarterly meeting. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.

Investors may exchange their shares of the Funds for shares of the Wasatch-Federated Money Market Account (the “Money Market Fund”), as provided in the Prospectus. UMBFS, in its capacity as Transfer Agent for the Funds, receives a service fee from the Money Market Fund at the annual rate of 0.20% of the first $20 million, 0.15% on the next $80 million, and 0.10% above $100 million of the average daily net asset value of shares exchanged from a Fund into the Money Market Fund. The Advisor receives a fee from the investment adviser of the Money Market Fund for certain administrative and recordkeeping services. The Money Market Fund is advised by Federated Investment Management Company (and not by Wasatch Advisors, Inc.). The Money Market Fund and its advisor are not affiliated with the Fund or its Advisor.

The Funds have authorized one or more brokers and other institutions (collectively “financial institutions”) to accept on their behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Funds’ behalf. The Funds will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at each respective Fund’s NAV next computed after they are accepted by a financial institution or its authorized designee.

In addition to service and transfer agency fees described in the Prospectus and elsewhere in this Statement of Additional Information, the Advisor may make additional payments out of its own assets to selected intermediaries that sell shares of the Funds (such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries (collectively “intermediaries”)) for the purposes of promoting the sale of Fund shares, and/or providing services to the Funds that would normally be provided by the Funds’ transfer agent, such as maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the Funds to its customers. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization. Such payments are made pursuant to agreements negotiated between the Advisor and the intermediaries. The payments come from the Advisor’s profits, and do not change the price paid by shareholders for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not a Fund or shareholder expense, and, as such, are not reflected in the fees or expenses listed in the fee and expense table section of the Funds’ Prospectus or described in this Statement of Additional Information. Investors may wish to take into account intermediary payment arrangements when considering and evaluating an recommendations relating to Fund shares.

As of December 31, 2012, the following intermediaries have entered into agreement with the Advisor to receive such additional payments:

1st Source Bank	ING Financial Advisors, LLC

ADP Broker-Dealer, Inc.	Key Investment Services LLC

Ameriprise Financial Services, Inc.	LPL Financial LLC

Ascensus, Inc.	Massachusetts Mutual Life Insurance Company

Benefit Plan Administrtive Services	Merrill Lynch, Pierce, Fenner & Smith, Inc.

BMO Harris Bank, N.A.	Morgan Keegan & Company, Inc.

Charles Schwab & Co., Inc.	Morgan Stanley & Co., Incorporated

Citigroup Global Markets, Inc.	Morgan Stanley & Co., Incorporated

E*Trade Clearing, LLC	MSCS Financial Services, LLC

Fidelity Brokerage Services LLC	Newport Retirement Services, Inc.

Fidelity Investment Institutional Operations Company, Inc.	NYLIFE Distributors LLC

Fiduciary Trust Company International	Oppenheimer & Co., Inc.

First National Bank of Sioux	Pershing Advisor Solutions

GWFS Equities, Inc.	Pershing LLC

Prudential Insurance Company of America, The	TD Ameritrade Trust Company

Prudential Insurance Company of America, The	TIAA-CREF Individual & Institutional Services

Prudential Investment Management Services, LLC	UBS Financial Services, Inc.

Qualified Plan Consultants	UBS Financial Services, Inc.

Raymond James & Associates, Inc.	Vanguard Fiduciary Trust Company

Raymond James Financial Services, Inc.	Vanguard Marketing Corporation

Reliance Trust Company	Vanguard Marketing Corporation

T Rowe Price Investment Services Inc	Wachovia Bank, N.A.

TD Ameritrade Trust Company	Wilmington Trust Company

The Advisor may enter into new agreements with intermediaries, amend agreements, or terminate agreements at any time without the approval of or notice to the Funds Board of Trustees.

The Trust has filed a notification of election under Rule 18f-1 of the 1940 Act, committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of: (1) $250,000 or (2) 1% of the NAV of the Fund at the beginning of such election period.

The Funds also intend to pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Funds to do so. In making a redemption in kind, the Funds reserve the right to make a selection from each portfolio holding a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Fund shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share NAV used in valuing the Funds’ shares tendered for redemption. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at the time of the securities and the amount of cash received. The IRS could, however, assert that a loss could not be currently deducted.

The method of computing the offering price of a Fund’s shares is net assets divided by shares outstanding which equals NAV per share (offering and redemption price). To illustrate the method of computing the offering price of shares, below is an example of an offering price per share for a fund:

Net Assets	Divided by ÷	Shares Outstanding	Equals =	Net Asset Value Per Share (Offering & Redemption Price)
$1,381,026,568		33,616,329		$41.08

Eligible Investments into Closed Funds

As described below, the Advisor may take action to periodically close or limit inflows into certain Wasatch Funds to control asset levels. Information on eligible investments in Funds closed to new investors and to new investors and existing shareholders can be found below and on Wasatch Funds’ website at www.WasatchFunds.com. The Advisor will make every effort to post information related to Fund closings or reopenings on the Funds’ website at least two weeks prior to the effective date. With regard to closed Funds, below are examples of actions the Advisor or the Funds may take to control asset levels, to employ the Fund’s investment strategy, or in an effort to achieve the Funds’ investment objectives. Furthermore, each Fund reserves the right to reject any trade, whether direct or through an intermediary, if it determines that such trade or order is not in the best interests of the Fund or its shareholders. The Advisor has established a Closed Products Exceptions Committee. A majority of the Closed Products Exceptions Committee must approve any action taken to close or limit inflows in any Fund. Additionally, the Closed Product Exception Committee retains the right to make exceptions to any action taken to close or limit inflows into a Fund.

Closing a Fund

The Advisor or a Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) a Fund to protect a Fund’s investment objective. For example, the Advisor or the Fund may:

•

Permit only existing shareholders to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

•	Limit the ability to open new accounts through intermediary channels.

•	Limit shareholders’ ability to add to their accounts through the Automatic Investment Plan (“AIP”) or increase the AIP amount.

•

Limit the ability of sponsors of qualified contribution retirement plans (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plans or 457 plans and other intermediaries to permit purchases by new plans or existing participants.

•	Limit the ability of intermediaries and financial advisers to purchase shares for new and existing clients.

•	Prohibit new purchases by existing shareholders and new investors.

•	Limit exchange privileges.

Please see the Funds’ website (www.WasatchFunds.com) for additional information regarding any investments permitted in Funds that have been hard or soft closed.

FEDERAL TAX STATUS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Trust. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the Federal income tax treatment of assets to be invested in a Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Reference is made to “Dividends, Capital Gain Distributions and Taxes” in the Prospectus.

Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund meets the federal tax requirements for so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its investment company taxable income and realized net capital gains.

Each Fund intends to generally pay shareholders distributions, if any, from net investment income and any net capital gains it has realized. These distributions will generally be taxable, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account, in which case the tax may be deferred).

Capital loss carryforwards are available through September 30 of the year specified below to offset future realized net capital gains. To the extent allowable by law, future gains are offset by capital loss carryforwards and will not be distributed. Based on information from the Funds, the capital loss carryforwards and their amounts are set forth in the table below.

	2014	2016	2017	2018
Core Growth Fund	$—	$—	$—	$35,409,803
Emerging Markets Small Cap Fund	—	—	3,795,857	6,828,580
International Growth Fund	—	—	—	26,072,123
Micro Cap Fund	—	—	—	41,372,871
Small Cap Value Fund	—	—	30,914,092	63,852,620
Strategic Income Fund	—	—	—	4,565,592
World Innovators Fund	—	—	—	7,292,881
Income Fund	153,117	561,725	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States of America. The Modernization Act modifies several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely. Generally, this provision of the Modernization Act is effective for net capital losses for taxable years beginning after December 22, 2010.

Capital loss carryforwards noted below may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Based on information from the Emerging India Fund, the capital loss carryforward with no expiration is set forth in the table below.

However, any losses incurred during any taxable years beginning after December 22, 2010 will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Short Term
Emerging India Fund	$93,466
Emerging Markets Small Cap Fund	12,120,230
International Growth fund	417,006
International Opportunities Fund	6,940,313

Distributions paid from a Fund’s net investment income will be taxable as ordinary income or as qualified dividend income. Currently, ordinary income is subject to graduated stated federal tax rates as high as 39.6%; qualified dividend income is subject to a maximum marginal federal tax rate generally of 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Each Fund will report the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that a Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the IRS will qualify for qualified dividend treatment when paid out to investors.

Distributions from a Fund’s net short-term capital gains are generally taxable as ordinary income. Distributions from a Fund’s long-term capital gains, if any, are generally taxable as long-term capital gains, regardless of how long the shares have been held. Long-term capital gains are generally currently subject to a maximum marginal federal tax rate generally of 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. In certain cases (for example, with some capital gains attributable to REIT shares) a higher rate applies.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Funds may also be subject to a new 3.8% “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes, subject to various loss non-recognition rules. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

To the extent a Fund invests in REITs, the REITs in which a Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, a Fund may pay a return of capital distribution to shareholders by distributing more cash than its current or accumulated earnings and profits. The cost basis of shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when the shares are sold. To the extent such a distribution exceeds your cost basis in the shares, you generally will be treated as realizing a taxable gain from the sale or exchange of shares. The actual composition for tax reporting purposes will depend on the year end tax characterizations of dividends paid by certain securities held by the Funds and tax regulations.

Each Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations (“backup withholding”) from dividend payments and redemption and exchange proceeds if an investor fails to furnish his/her Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he/she is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, each Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If a Fund invests in zero coupon bonds or other bonds issued at a discount upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price,” as those terms are defined in the Code. Similarly, if a Fund acquires an already issued zero coupon bond at a discount from another holder, the bond will have original issue discount in the Fund’s hands, equal to the difference between the “adjusted issue price” of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, a Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If a Fund invests in TIPS (or other inflation-indexed debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protection securities (or other U.S. Treasury obligations) that are in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or other bonds issued at a discount, TIPS or stripped U.S. Treasury obligations may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Each Fund’s transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of a Fund’s assets to be invested in various countries is not known. Any amount of taxes paid by a Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of a Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by a Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, and the ability of a shareholder to take advantage of the foreign tax deduction or credit is subject to a number of requirements and limitations. Each shareholder will be notified whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax.

Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its annual gross income for a taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or (2) it holds an average of at least 50% of its assets in investments producing (or held for the production of) such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on some of the “excess distributions” received from the PFIC or on some of the gain from the sale of stock in the PFIC, even if all income or gain actually received by a Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of stock in a PFIC will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gains. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections are available that would ameliorate tax consequences, but such elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Dividends paid by PFICs will not be treated as qualified dividend income.

Because application of PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stocks, as well as subject a Fund itself to tax on certain income from PFIC stocks, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, in order to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid the imposition of the 4% excise tax, a Fund may be required to liquidate other investments, including when it may not be advantageous for the Fund to liquidate such investments, which may accelerate the recognition of gains. Distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.” In addition, it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation; therefore, a Fund may incur the tax and interest charges described above in some instances.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for Federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

In the case of dividends with respect to taxable years of a Fund beginning prior to 2014, distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition to the rules described above concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions in respect of shares after December 31, 2013, to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or they are resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities.

Distributions in respect of shares to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after December 31, 2013, will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis information for tax reporting purposes. Each Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” Each Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a cost basis method.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each shareholders’ Consolidated Form 1099 when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. Each Fund has chosen average cost as its standing (default) cost basis method for all shareholders. A cost basis method is the way each Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Each Fund’s standing cost basis method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific cost basis method. You may choose a method different from each Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

MATTERS RELATED TO INDIA

In India, a tax of 15% plus surcharges is currently imposed on gains from sales of equities held not more than one year (“short-term gains”) and sold on a recognized stock exchange in India which are chargeable to securities transaction tax. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges for securities held not more than one year and 10% plus surcharges for securities held for more than one year. There is no tax on gains from sales of equities held for more than one year (“long-term gains”) and sold on a recognized stock exchange in India and chargeable to securities transaction tax.

Also in India, the tax rate on gains from sales of listed debt securities is currently 10% plus surcharges if the securities have been held more than one year and 30% plus surcharges if the securities have been held not more than one year. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest on securities at a rate of 20% plus surcharges. This tax is withheld/imposed on the investor and payable prior to repatriation of sales proceeds. India imposes a tax on dividends paid by an Indian company at a rate of 15% plus surcharges. This tax is imposed on the company that pays the dividends. The dividend on which the Dividend Distribution Tax is paid is exempt in the hands of the investor.

The capital gains tax is computed on net realized short-term gains; any realized short-term losses in excess of gains may be carried forward for a period of up to 8 years to offset future short-term gains.

Taxes incurred on the Fund’s short-term realized gains may lower the potential short-term capital gains distribution of the Fund. Any taxes paid in India by the Fund on short-term realized gains will be available to be included in the calculation of the Fund’s foreign tax credit that may be passed through to shareholders via Form 1099-DIV. Although taxes incurred on short-term gains may lower the potential short-term capital gains distribution of the Fund, they also potentially lower, to a larger extent, the total return of the Fund as proceeds from sales are reduced by the amount of the tax.

REGISTRATION STATEMENT

This SAI and the Funds’ Prospectus do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

Statements contained herein and in the Funds’ Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds’ registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements of the Funds, including the notes thereto, dated September 30, 2012 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI from the Funds’ Annual Report, dated September 30, 2012. The information under the caption “Financial Highlights” appearing in the Funds’ Prospectus, dated January 31, 2013, shows each Fund’s financial performance for the past five years (including information for the Predecessor Fund for periods prior to September 30, 2008) (or, if shorter, the period of the Fund’s operations), through September 30, 2012, and has been derived from the financial statements audited by PricewaterhouseCoopers LLP, except as noted below. Such financial statements and financial highlights are incorporated by reference herein in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given the authority of said firm as experts in accounting and auditing.

The Emerging Markets Select Fund commenced operations on December 13, 2012. Therefore, there are no financial statements for this Fund.

The information under the caption “Financial Highlights” appearing in the Funds’ Prospectus dated January 31, 2013 for the Income Fund, Large Cap Value Fund and Long/Short Fund for all periods prior to September 30, 2008 was audited by other independent registered public accounting firms whose reports expressed unqualified opinions on those statements.

APPENDIX A

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Corporate Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

APPENDIX B

Wasatch Funds Trust

PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of Wasatch Funds Trust (the “Trust”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust’s investment portfolios (each, a “Fund,” collectively, the “Funds”):

I.	Policy

It is the policy of the Board of Trustees of the Trust (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Wasatch Advisors, Inc. (the “Advisor”) except with respect to the Fund sub-advised by 1st Source Corporation Investment Advisors, Inc. (the “Sub-Advisor”), the responsibility for voting proxies relating to the portfolio securities of such Fund is delegated to the Sub-Advisor as a part of the Advisor’s and Sub-Advisor’s management of the respective Fund(s) , subject to the Board’s continuing oversight. The Advisor and Sub-Advisor may retain one or more independent service providers to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research and recommendations on proxy issues, provided however that the Advisor and Sub-Advisor will make the decision as to how proxies should be voted consistent with the Advisor’s or Sub-Advisor’s respective policies and this policy.

II.	Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Trust. The Advisor and the Sub-Advisor, to which authority to vote on behalf of the applicable Funds is delegated, each acts as a fiduciary of the respective Fund(s) and must vote proxies in a manner consistent with the best interest of the Fund(s) and their shareholders.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.        Review of Advisor and Sub-Advisor Proxy Voting Policy and Procedures. The Advisor and Sub-Advisor shall present to the Board its policy, guidelines and procedures for voting proxies at least annually and must notify the Board promptly of material changes to this document.

B.        Voting Record Reporting. No less than annually, the Advisor and Sub-Advisor shall report to the Board a record of each proxy voted which deviated from their respective Proxy Voting Policy, Guidelines and Procedures with respect to portfolio securities of the applicable Funds during the year. With respect to those proxies of the Fund(s) that the Advisor and Sub-Advisor has identified as involving a material conflict of interest[1], the Advisor and Sub-Advisor shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

IV.	Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

1 See Wasatch Advisors, Inc.’s Proxy Voting Policy, Guidelines and Procedures, Section III, Conflicts of Interest

The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI.	Disclosures

A.	The Trust shall include in its registration statement:

1.	A description of this policy and of the policy and procedures used by the Advisor and Sub-Advisor, as applicable, to determine how to vote proxies relating to portfolio securities; and

2.

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Trust shall include in its annual and semi-annual reports to shareholders:

1.

A statement disclosing that a description of the policy and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website; and

2.

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

VII.	Review of Policy

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted by Wasatch Funds Trust: November 11, 2009

Amended: January 28, 2009

Wasatch Advisors, Inc.

PROXY VOTING POLICY, GUIDELINES AND PROCEDURES

Regulatory Background - Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

—

Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

—	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
—	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors has adopted and implemented the following Proxy Voting Policy, Guidelines and Procedures to ensure that client proxies are voted in the best interest of clients at all times.

I.	POLICY OVERVIEW

At Wasatch Advisors (“Wasatch”), our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

II.	GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

—	Long-term performance of the company.
—	Composition of the board and key committees.
—	Stock ownership by directors.
—	Decisions regarding executive pay and director compensation.
—	Corporate governance provisions and takeover activity.
—	Attendance at board meetings.
—	Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

—	To declassify a board of directors.
—	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

—	Nominees who are independent and receive compensation for services other than serving as a director.
—	Nominees who attend less than 75% of board meetings without valid reasons for absences.
—	Nominees who are party to an interlocking directorship.
—	Efforts to adopt classified board structures.

Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

—	The estimated dollar cost for every award type under the proposed plan and all continuing plans.
—	The maximum shareholder wealth that would be transferred from the company to executives.
—	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.
—	Cash compensation pegged to market capitalization.
—

Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

—	The repricing of stock options without shareholder approval.
—	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

—	Requesting the authorization of additional common stock.
—	To institute share repurchase plans.
—	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

Social and Environmental Issues

While Wasatch believes corporations have an obligation to be responsible corporate members of society, generally we will not support proposals concerning social, political or environmental issues if the proposals are economically disadvantageous to shareholders.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

Other Issues

Any issues not addressed by the foregoing guidelines will be reviewed on a case-by-case basis with the aim of maximizing shareholder value.

II.           PROXY VOTING COMMITTEE

Wasatch has established a Proxy Voting Committee (“Committee”) to oversee all aspects of Wasatch’s proxy voting policy, guidelines and procedures. The Committee is responsible for implementing and monitoring this policy. The Committee is responsible for reporting to the Audit Committee as well as providing a written report on a regular basis to the Advisor’s and Fund’s Board of Directors.

No less than annually, the Committee shall conduct a periodic review which shall comprise the following elements:

—

Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts

—	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed
—	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy
—	Prepare a written report to the Audit Committee with respect to the results of this review

III.           PROCEDURES

Administration

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues.

Wasatch has also designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities, maintaining documents prepared by Wasatch to memorialize the basis for voting decisions, and monitoring Wasatch’s proxy voting procedures. One of the Proxy Manager’s responsibilities is to periodically send a proxy meeting calendar to research analysts detailing upcoming shareholder meetings and vote deadline information.

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow, together with other relevant information, and providing the Proxy Manager with vote recommendations in conformance with Wasatch’s Policy and Guidelines.

Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy, Guidelines and Procedures should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

Conflicts of Interest

As noted previously, Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will use our best reasonable efforts to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount1 of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and the Compliance Officer and remove himself or herself from the proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Wasatch’s Compliance Officer.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy and Guidelines.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy, Guidelines and Procedures.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Training

At least annually, Compliance will conduct employee training programs for appropriate personnel regarding the Proxy Voting Policy, Guidelines and Procedures. Such training programs will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Attendance at these programs is mandatory for appropriate personnel, and session and attendance records will be retained for a five-year period.

Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies and procedures;
b)	proxy statements received regarding client securities;
c)	records of votes they cast on behalf of clients;
d)	any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision;
e)	Record of the voting resolution of any conflict of interest;
f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;
g)	Training attendance records; and
h)	All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping and vote disclosure services, as well as research on proxy issues. Wasatch may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b

1   Wasatch's relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. Wasatch clients hold the issuer's stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS’ published recommendation.

above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Disclosure

Clients should contact their Client Relations representative to obtain information on how Wasatch has voted their proxies.

Clients can also request information by:

—	Mailing to Wasatch Advisors, Inc., Attn: Proxy Request, 150 Social Hall Avenue, 4th Floor, Salt Lake City, UT 84111
—	E-mailing to proxyrequest@wasatchadvisors.com
—	Calling 1 (800) 381-1065 or 1 (801) 533-0777 from 8:00 a.m. to 5:00 p.m. Mountain Time
—	Faxing to 1 (801) 533-9828, Attn: Proxy Request

Beginning in 2004, Wasatch Funds’ proxy voting record will be available on the Funds’ website at www.WasatchFunds.com and the SEC’s website at www.sec.org no later than August 31 for the prior 12 months ending June 30.

Last amended September 30, 2004

1st Source Corporation Investment Advisors

Proxy Voting Policy

General Provisions

It is the policy of the Firm that, absent compelling reasons why a proxy should not be voted, all proxies relating to client securities should be voted.

Proxies are voted in the vest interests of the client accounts. The determination of the interest of a client account in a proposal presented by proxy is the effect, if any, the proposal could have on the current or future value of the investment.

Subject to the adoption of procedures or guidelines by the Board or specific written direction from a client, proxy voting shall be the responsibility of the Investment Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Firm.

If it is appropriate to do so, the Firm may employ an outside service provider to vote proxies or to advise in the voting of a proxy.

Conflicts of Interest

Proxy solicitations that might involve a conflict of interest between the Firm and its client accounts will be considered by the Investment Committee which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Firm’s commitment to vote proxies in the best interest of client accounts, how the proxy will be handled.

Disclosure

The Firm shall disclose to each client how they may obtain information about how the Firm voted with respect to their securities; and shall provide each client a description of the Firm’s proxy voting policies and procedures and, upon request, shall furnish a copy of the policies and procedures to the requesting client.

Recordkeeping

The Firm will retain records relating to the voting of proxies, including:

—

A copy of policies, procedures or guidelines relating to the voting of proxies. A copy of each proxy statement that the Firm receives regarding client securities. The Firm may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that the Firm has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

—

A record of each vote cast by the Firm on behalf of a client. The Firm may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Firm has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

—	A copy of any document created by the Firm that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

—

A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any client request for information on how the adviser voted proxies on behalf of the requesting client.

—	The compliance officer will spot check a minimum of six voting records a quarter to ensure our guidelines are being met.

These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Firm.